UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05407

                            Trust for Credit Unions
               (Exact name of registrant as specified in charter)

                              4400 Computer Drive
                             Westborough, MA 01581
              (Address of principal executive offices) (Zip code)

                                         Copies to:
                                         Mary Jo. Reilly, Esq.
Jay Johnson                              Drinker Biddle & Reath LLP
Callahan Financial Services, Inc.        One Logan Square
1001 Connecticut Avenue NW, Suite 1001   18th and Cherry Streets
Washington, DC 20036                     Philadelphia, PA  19103
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 342-5828

                       Date of fiscal year end: August 31

                    Date of reporting period: August 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Annual Report to Unitholders is attached herewith.

                                  (TRUST LOGO)
                                FOR Credit Unions

                             MONEY MARKET PORTFOLIO
                    ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO
                            SHORT DURATION PORTFOLIO

                                  ANNUAL REPORT
                                 AUGUST 31, 2009

     The reports concerning the Trust for Credit Unions ("TCU" or the "Trust") Portfolios included in this unitholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management's predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

     TCU files the complete schedule of portfolio holdings of each Portfolio with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling I-800-SEC-0330.

AN INVESTMENT IN THE TCU MONEY MARKET PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER UNIT, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

The TCU Ultra-Short Duration Government Portfolio and the TCU Short Duration Portfolio are not money market funds. Investors in these Portfolios should understand that the net asset values of the Portfolios will fluctuate, which may result in a loss of the principal amount invested. The Portfolios' net asset values and yields are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolios if held to maturity and not to the value of the Portfolios' units. The Portfolios' investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

     Holdings and allocations shown may not be representative of current or future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

     THIS MATERIAL IS NOT AUTHORIZED FOR DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. INVESTORS SHOULD CONSIDER A PORTFOLIO'S OBJECTIVES, RISKS, AND CHARGES AND EXPENSES, AND READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE PORTFOLIOS.

     Callahan Financial Services, Inc. is the distributor of the TCU Portfolios.

     This report is for the information of the unitholders of the Trust. Its use in connection with any offering of units of the Trust is authorized only in the case of a concurrent or prior delivery of the Trust's current Prospectus.

Dear Credit Union Unitholders,

     The past year has been the most tumultuous for economic and financial markets in a generation. Established institutions across a wide range of industries have been impacted by the systemic market issues, with the U.S. government taking ownership interests in some companies while others have been merged or shuttered. In the midst of this turmoil, credit unions have posted record loan originations and share growth while maintaining their position as the best capitalized segment of the financial services market.

     Trust for Credit Unions ("TCU") continued to build on its 20-year track record in this environment, with balances increasing over the past fiscal year to reach $1.69 billion as of August 31, 2009. The success of TCU reflects the enduring value of its Portfolios: to provide credit unions with professionally managed investment options that reflect their unique needs and characteristics. The benefits of this approach to our investors include:

     - TRANSPARENCY & DIVERSITY: Portfolio holdings are posted monthly on our website, www.TrustCU.com, and net asset values ("NAVs") that reflect current market price have been posted every day despite the recent market dislocation.

     - INDEPENDENT GOVERNANCE: TCU's Board of Trustees comprises individuals from both within and outside the credit union system, and provides a distinct level of oversight.

     - INVESTMENT EXPERTISE: TCU's partnership with Goldman Sachs Asset Management, L.P. has, since inception, allowed credit unions to benefit from the firm's depth of resources and knowledge of the markets.

     In December 2008, the Federal Open Market Committee established a target range for the federal funds rate of 0 to 1/4 percent that has held through August. The Federal Open Market Committee's actions had a direct impact on the TCU Portfolios, especially the Money Market Portfolio. The rate on the Money Market Portfolio declined from 2.10% on August 31, 2008 to 0.28% on August 31, 2009. The distribution rate on the Ultra-Short Duration Portfolio moved from 2.75% to 1.50% over the past fiscal year. The distribution rate on the Short Duration Portfolio also declined over this period, from 3.50% to 2.50%.

     The net asset values (NAVs) of the TCU Bond Portfolios reflect market fluctuations during the period. The NAV of the Ultra-Short Duration Government Portfolio rose from $9.45 on August 31, 2008 to $9.61 on August 31, 2009. The NAV of the Short Duration Portfolio increased from $9.44 to $9.58 over this same period.

     As we celebrate 20 years of TCU, we also acknowledge the passing of Ed Callahan in March. Ed's vision of industry collaboration led to the founding of Trust for Credit Unions, among his many accomplishments. Both his service as a Trustee of TCU (1987-2007) and his support as a partner in CUFSLP while CEO at Patelco Credit Union were critical factors in the success of Trust for Credit Unions. We look forward to building on his vision in the coming years.

     We continue to look for opportunities to better serve credit unions' investment needs. We encourage you to visit our website, www.TrustCU.com, for the most current information on the Portfolios including month-end portfolio holdings. We appreciate your investment in Trust for Credit Unions.

Sincerely,


/s/ Charles W. Filson
Charles W. Filson
President
Callahan Financial Services, Inc.
and Trust for Credit Unions
October 20, 2009

INVESTMENT ADVISER'S DISCUSSION AND ANALYSIS
TCU MONEY MARKET PORTFOLIO

OBJECTIVE

The objective of the TCU Money Market Portfolio ("MMP" or the "Portfolio") is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality money market instruments authorized under the Federal Credit Union Act.

PERFORMANCE REVIEW

For the 12-month period that ended August 31, 2009, the MMP had a one-year simple average yield of 0.63%. This compared to the 0.99% simple average yield for the iMoneyNet First Tier --Institutional Only Average ("iMoneyNet benchmark") for the same period.

As of August 31, 2009, the Portfolio had standardized seven-day current and effective yields, with fee waivers, of 0.26%. As of that date, the Portfolio's standardized 7-day current and effective yields, without fee waivers, would have been 0.11%. The standardized 7-day current and effective yields are calculated in accordance with industry regulations and do not include capital gains. The standardized 7-day current yield may differ slightly from the actual distribution rate because of the exclusion of distributed capital gains, which are non-recurring. The standardized 7-day effective yield assumes reinvestment of all dividends.

THE YIELDS REPRESENT PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED ABOVE. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE. THE YIELD QUOTATIONS MORE CLOSELY REFLECT THE CURRENT EARNINGS OF THE PORTFOLIO. UNLESS OTHERWISE NOTED, PERFORMANCE REFLECTS FEE WAIVERS IN EFFECT. IN THEIR ABSENCE, PERFORMANCE WOULD BE REDUCED.

PORTFOLIO COMPOSITION AND INVESTMENT STRATEGIES

The annual reporting period ended August 31, 2009 was one for the history books as a series of dramatic events shook the U.S. financial system and forced the government to institute a host of ad hoc measures to shore up confidence.

In September, investment bank Lehman Brothers declared bankruptcy and commercial bank Washington Mutual collapsed in the largest bank failure ever. The U.S. government took over mortgage giants Freddie Mac and Fannie Mae and provided an $85 billion loan to American International Group (AIG). Merrill Lynch was acquired by Bank of America, and Goldman Sachs and Morgan Stanley became bank holding companies, ending the era of the large public investment banking firm. These events, combined with panicked selling in the credit markets, sparked a financial crisis.

Further disruptions occurred in mid-September when the Reserve Primary Fund's net asset value (NAV) per share fell below $1 after the Fund sustained losses on debt issued by Lehman Brothers. It was the first time in 14 years a money market mutual fund "broke the buck." The U.S. Treasury Department subsequently announced a temporary guarantee program for money market funds, which offered federal insurance for shareholder balances in the funds accepted by the program as of September 19, 2008. The program, originally established for a three-month period, was extended by the Treasury Secretary for a year.

The U.S. Treasury also announced the Commercial Paper Fund Facility (CPFF) to provide liquidity to U.S. issuers of both unsecured commercial paper and asset-backed commercial paper through what is known as a special purpose vehicle. In addition, it implemented the Troubled Asset Relief Program (TARP) to purchase up to $700 billion of troubled assets from financial institutions. Within a few weeks, the Treasury expanded TARP's original mandate in order to buy equity stakes in nine large financial institutions, including Goldman Sachs. Collectively, these government actions helped relieve some stress in the funding markets.

By the end of 2008, the Federal Reserve Board ("the Fed") governors moved aggressively to pump liquidity into the markets, lowering the federal funds target rate from 2.00% to a target range of 0% to 0.25% for the first time in the modern era of the Fed.

Conditions in some financial markets began to improve in the beginning of 2009, in part reflecting government efforts to provide liquidity and strengthen financial institutions. However, credit conditions for households and firms remained extremely tight. Consumer confidence declined as falling equity and home prices and rising unemployment took their toll. In March, the Fed unexpectedly announced it would purchase up to $300 billion in Treasury debt over the following six months and the news ignited a rally in Treasury yields. Days later, investors reacted favorably to the details of the Obama administration's plan to cleanse banks' balance sheets of hundreds of billions of dollars of legacy troubled assets.

Although economic growth continued to decline in the second quarter of 2009, the data further suggested that the worst of the recession may be over. The annualized decline of 1.0% in U.S. Gross Domestic Product during the second quarter of 2009 was a dramatic improvement over the previous two quarters when the economy had contracted at annualized rates of -5.4% and -6.4%, respectively. In August, for the first time in 18 months, the U.S. manufacturing sector grew. However, despite a boost from the government's "cash for clunkers" program, seasonally adjusted retail sales fell 0.1% in July. Consumers appeared to be building savings and paying down debt, which was not surprising given the poor labor market. The unemployment rate finished the reporting period at 9.7%, the highest level in 26 years.

Overall, money market yields moved lower during the reporting period as investors sought safe haven from the market turmoil. The funding markets essentially reached a standstill early in the fiscal year with three-month LIBOR rising from 2.81% on September 1, 2008 to a high of 4.82% on October 10, 2008. LIBOR, or London interbank offered rates, are floating interest rates that are widely used as reference rates in bank, corporate and government lending agreements. The yield on the 90-day Treasury bill dropped sharply during the period, falling to 0.01% in December amid an extreme flight to quality.

LIBOR rates compressed and set lower in early April, a trend that continued through the end of the period. Interestingly, the move toward lower LIBOR settings was driven by the Fed meeting in March, when the Fed announced its program to purchase U.S. Treasury and agency securities. Many of the securities the Fed would be removing from the market are often used as collateral for repurchase agreements, also known as

INVESTMENT ADVISER'S DISCUSSION AND ANALYSIS
TCU MONEY MARKET PORTFOLIO

repos. A repurchase agreement is an agreement between a seller and a buyer, usually of U.S. government securities, whereby the seller agrees to repurchase the securities at an agreed price and, usually, at a stated time. This buyback program of the Fed affects money market funds because many money market funds use repo collateral, especially over quarter-ends. Against this backdrop, money market funds began extending duration and buying term, or fixed rate, securities during the second quarter. Improved liquidity in the term market helped to fuel lower LIBOR rates. Three-month LIBOR reached a low of 0.656% on May 29, 2009.

The combination of all of these factors led the taxable money market yield curve, or spectrum of maturities, to flatten over the reporting period as a whole, meaning the difference between yields at the short-term end of the money market yield curve and the longer-term end narrowed.

Against this backdrop, the TCU Money Market Portfolio was managed very conservatively during the reporting period, as the negative credit environment, unprecedented stress in the financial markets and asset volatility described above continued to weigh heavily on the Portfolio. We maintained a larger percentage in overnight investments given the volatility in assets. We would expect to maintain a similar structure going forward.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Money Market Portfolio Management Team

PORTFOLIO COMPOSITION
TCU MONEY MARKET PORTFOLIO (UNAUDITED)

AUGUST 31, 2009*

                                   (PIE CHART)

Bank Notes                   0.0%
CDs                          1.1%
Repurchase Agreements       54.8%
Time Deposits                0.0%
U.S. Government Agency      38.6%
U.S. Treasury Obligations    7.4%

AUGUST 31, 2008*

                                   (PIE CHART)

U.S. Treasury Obligations    0.0%
Bank Notes                   3.7%
CDs                          4.3%
Repurchase Agreements        8.5%
Time Deposits                8.5%
U.S. Government Agency      74.9%

* These percentages reflect portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and liabilities. Holdings and allocations may not be representative of current or future investments. Holdings and allocations may not include the Portfolio's entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

INVESTMENT ADVISER'S DISCUSSION AND ANALYSIS
TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO

OBJECTIVE

The TCU Ultra-Short Duration Government Portfolio ("USDGP" or the "Portfolio") seeks to achieve a high level of current income, consistent with low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. Under normal circumstances, at least 80% of the net assets (measured at the time of purchase) of USDGP will be invested in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. The Portfolio expects that a substantial portion of these securities will be mortgage-related securities. While there will be fluctuations in the NAV of the USDGP, the Portfolio is expected to have less interest rate risk and asset value fluctuation than funds investing primarily in longer-term mortgage-backed securities paying a fixed rate of interest. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. USDGP's maximum duration is equal to that of a Two-Year U.S. Treasury Security, and its target duration is to be no shorter than that of the Six-Month U.S. Treasury Bill Index and no longer than that of the One-Year U.S. Treasury Note Index, each as reported by Merrill Lynch.

As of August 31, 2009, the Portfolio's credit-adjusted and options-adjusted duration was 0.68 years, compared to 0.74 years for the Nine-Month Treasury average. (The Nine-Month Treasury average represents an equally weighted blend of the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index. The Nine-Month Treasury average does not reflect any deduction of fees or expenses.)

PERFORMANCE REVIEW

For the 12-month period that ended August 31, 2009, the cumulative total return of USDGP was 3.85% versus the 1.84% and 2.71% cumulative total returns of the Portfolio's benchmarks, the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index, respectively. The Portfolio's net asset value ("NAV") per unit rose during the review period, closing at $9.61, versus $9.45 on August 31, 2008.

During the reporting period, the yield on the Six-Month U.S. Treasury Bill Index decreased 173 basis points from 1.95% to 0.22% and the yield on the One-Year U.S. Treasury Note Index decreased 174 basis points from 2.16% to 0.42%. The yield on the Nine-Month Treasury Index average decreased 174 basis points from 2.06% to 0.32% over the same period. As of August 31, 2009, the Portfolio's standardized 30-day yield was 1.29% and its distribution rate was 1.49%.

The Portfolio's one-year, five-year, ten-year and since inception standardized total returns as of June 30, 2009 were 3.78%, 3.97%, 4.20% and 3.82%, respectively.

THE PAST PERFORMANCE OF THE PORTFOLIO IS NO INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Pursuant to the provisions of the Internal Revenue Code, the Portfolio distributes substantially all of its net investment company taxable income each year. The amount of these income distributions to Unitholders, which are calculated in accordance with relevant tax requirements, can often differ from the amount of the Portfolio's net investment income for financial reporting purposes, which is calculated in accordance with generally accepted accounting principles.

The Portfolio's current expense ratio after waivers and expense limitations
(net) is 0.35% and its expense ratio before waivers and expense limitations (gross) is 0.35%. The expense ratios of the Portfolio, both with and without waivers and expense limitations, are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratio may change without shareholder approval.

PORTFOLIO COMPOSITION AND INVESTMENT STRATEGIES

During the reporting period the U.S. economy entered into a serious recession and, following months of negative economic indicators, began to show signs of movement towards stability. This combination of improving financial conditions and stability in economic data led to a drastic increase in demand for risky assets. Fears of financial systemic risk have been significantly reduced due to U.S. policy mechanisms that have been put in place. For the first time in 18 months, the manufacturing sector in the U.S. grew in August, offering another piece of evidence that the economy is pulling out of recession. The Institute of Supply Management's survey of factories and industry edged higher throughout the spring as the pace of economic declines began to level off, but had remained below 50, a territory that indicates economic contraction. In August, the manufacturing index turned positive, rising to 52.9 from 48.9 in July. Unfortunately, many consumers have not received the "it's time to spend" memo, as retail sales declined in August. Despite a boost from the government's "cash for clunkers" subsidy, U.S. seasonally adjusted retail sales fell 0.03% in August. Consumers are choosing to build savings and pay down debt rather than increase spending, which is not surprising given the poor landscape in the labor market. Non-farm payrolls declined by 216,000 in August, marking the sixteenth consecutive month of decline and payrolls have now dropped by 6.9 million since the recession began in December 2007. Meanwhile, the unemployment rate now stands at 9.7%, the highest level in 26 years, posing a major obstacle to a consumer recovery.

Yields on U.S. government bonds fell significantly during the period, as the negative feedback loop between the economy and the financial system became more entrenched. The yield on the 3-month Treasury bill fell an astounding 157 basis points to end the period at 0.14%. Further out on the curve, yields also rallied, but to a lesser extent; the 10-year note ended the period 39 basis points lower at 3.40%.

A combination of top-down and bottom-up strategies impacted the Portfolio's returns during the period. Top-down strategies included our duration strategy and cross-sector exposures. Tactical management of the Portfolio's duration and term structure contributed to returns during the period. Specifically, the Portfolio held a long position in the 3-year portion of the U.S. Treasury yield curve that contributed to returns in October, November and December 2008, as yields fell 102 basis points from September. The Portfolio's cross-sector positioning relative

INVESTMENT ADVISER'S DISCUSSION AND ANALYSIS
TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO

to the blended benchmark, the Nine-Month Treasury average (equally weighted blend of the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury
Note Index, as reported by Merrill Lynch), contributed to returns during the period. The Portfolio's underweight exposure to the 3-month U.S. swap spread contributed to performance in October as the swap spread widened 71 basis points during the month. The swap spread widened as a result of an effort taken by central banks across the globe to ease monetary policy through rate cutting in early October. The Portfolio's security selection of agency mortgage-backed securities (MBS) contributed to returns during the period. Agency MBS debt outperformed duration-matched Treasuries by 224 basis points over the 12-month period ended August 31, 2009. The agency mortgage market's performance was primarily driven by strong government (Federal Reserve Board and Treasury) purchases of MBS. The Portfolio also benefited from being overweight the front end of the Treasury curve during the period. Treasury yields have continued to fall following the Federal Reserve Board's decision to establish a target range for the federal funds rate of 0-0.25%.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

                       THIS PAGE LEFT INTENTIONALLY BLANK

PORTFOLIO COMPOSITION--SECTOR ALLOCATION
TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO (UNAUDITED)

AUGUST 31, 2009*

                                   (PIE CHART)

Agency Debentures                   42.6%
ARMs                                15.4%
CMOs                                 3.8%
Fixed Rate Mortgage Pass-Throughs    4.5%
Repurchase Agreements               10.7%
U.S. Treasury Obligations           25.0%

AUGUST 31, 2008*

                                   (PIE CHART)

Agency Debentures                   17.5%
ARMs                                18.2%
CMOs                                 4.5%
Fixed Rate Mortgage Pass-Throughs    9.1%
Repurchase Agreements                6.7%
U.S. Treasury Obligations           43.8%

PORTFOLIO COMPOSITION--ISSUER ALLOCATION
TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO (UNAUDITED)

AUGUST 31, 2009*

                                   (PIE CHART)

Agency Debentures           42.6%
FHLMC                        2.6%
FNMA                        19.4%
GNMA                         1.7%
Repurchase Agreements       10.7%
U.S. Treasury Obligations   25.0%

AUGUST 31, 2008*

                                   (PIE CHART)

Agency Debentures           17.5%
FHLMC                        3.6%
FNMA                        25.8%
GNMA                         2.4%
Repurchase Agreements        6.7%
U.S. Treasury Obligations   43.8%

* These percentages reflect Portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and liabilities. Holdings and allocations may not be representative of current or future investments. Holdings and allocations may not include the Portfolio's entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

     The Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The TCU Ultra-Short Duration Government Portfolio is not a money market fund. Investors in this Portfolio should understand that the net asset value of the Portfolio will fluctuate, which may result in a loss of the principal amount invested. The Portfolio's net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio if held to maturity and not to the value of the Portfolio's units. The Portfolio's investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

INVESTMENT ADVISER'S DISCUSSION AND ANALYSIS
TCU SHORT DURATION PORTFOLIO

OBJECTIVE

The TCU Short Duration Portfolio ("SDP" or the "Portfolio") seeks to achieve a high level of current income, consistent with relatively low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. During normal market conditions, SDP intends to invest a substantial portion of its assets in mortgage-related securities, which include privately-issued mortgage-related securities rated, at the time of purchase, in one of the two highest rating categories by a Nationally Recognized Statistical Rating Organization ("NRSRO") and mortgage-related securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Mortgage-related securities held by SDP may include adjustable rate and fixed rate mortgage pass-through securities, collateralized mortgage obligations and other multi-class mortgage-related securities, as well as other securities that are collateralized by or represent direct or indirect interests in mortgage-related securities or mortgage loans. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. SDP invests in obligations authorized under the Federal Credit Union Act with a maximum portfolio duration not to exceed that of a Three-Year U.S. Treasury Security and a target duration equal to that of its benchmark, the Two-Year U.S. Treasury Index as reported by Merrill Lynch. As of August 31, 2009, the Portfolio's spread duration was 2.03 years, versus 1.98 years for its benchmark.

PERFORMANCE REVIEW

The Portfolio's cumulative total return for the 12-month period ended August 31, 2009 was 4.60%, versus a 4.86% cumulative total return for the Two-Year U.S. Treasury Index. The Portfolio's net asset value per unit increased during the review period, closing at $9.58, versus $9.44 on August 31, 2008. During the reporting period, the yield on the Portfolio's benchmark decreased 140 basis points from 2.37% to 0.97%. Net asset value movements reflect, among other things, the Portfolio's credit-adjusted and option-adjusted duration of 1.59 years, as well as the impact of market forces, including interest rates. As of August 31, 2009, the Portfolio's standardized 30-day yield was 2.45% and its distribution rate was 3.24%.

The Portfolio's one-year, five-year, ten-year and since inception standardized total returns as of June 30, 2009, were 3.26%, 3.66%, 4.62% and 4.47%, respectively.

THE PAST PERFORMANCE OF THE PORTFOLIO IS NO INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, WILL BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Pursuant to the provisions of the Internal Revenue Code, the Portfolio distributes substantially all of its net investment company taxable income each year. The amount of these income distributions to Unitholders, which are calculated in accordance with relevant tax requirements, can often differ from the amount of the Portfolio's net investment income for financial reporting purposes, which is calculated in accordance with generally accepted accounting principles.

The Portfolio's current expense ratio after waivers and expense limitations
(net) and expense ratio before waivers and expense limitations (gross) are both 0.34%. The expense ratios of the Portfolio, both with and without waivers and expense limitations, are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratio may change without shareholder approval.

PORTFOLIO COMPOSITION AND INVESTMENT STRATEGIES

During the reporting period the U.S. economy entered into a serious recession and, following months of negative economic indicators, began to show signs of movement towards stability. This combination of improving financial conditions and stability in economic data led to a drastic increase in demand for risky assets. Fears of financial systemic risk have been significantly reduced due to U.S. policy mechanisms that have been put in place. For the first time in 18 months, the manufacturing sector in the U.S. grew in August, offering another piece of evidence that the economy is pulling out of recession. The Institute of Supply Management's survey of factories and industry edged higher throughout the spring as the pace of economic declines began to level off, but had remained below 50, a territory that indicates economic contraction. In August, the manufacturing index turned positive, rising to 52.9 from 48.9 in July. Unfortunately, many consumers have not received the "it's time to spend" memo, as retail sales declined in August. Despite a boost from the government's "cash for clunkers" subsidy, U.S. seasonally adjusted retail sales fell 0.03% in August. Consumers are choosing to build savings and pay down debt rather than increase spending, which is not surprising given the poor landscape in the labor market. Non-farm payrolls declined by 216,000 in August, marking the sixteenth consecutive month of decline and payrolls have now dropped by 6.9 million since the recession began in December 2007. Meanwhile, the unemployment rate now stands at 9.7%, the highest level in 26 years, posing a major obstacle to a consumer recovery.

Yields on U.S. government bonds fell significantly during the period, as the negative feedback loop between the economy and the financial system became more entrenched. The yield on the 3-month Treasury bill fell an astounding 157 basis points to end the period at 0.14%. Further out on the curve, yields also rallied, but to a lesser extent; the 10-year note ended the period 39 basis points lower at 3.40%.

A combination of top-down and bottom-up strategies impacted the Portfolio's returns during the period. Top-down strategies included our duration strategy and cross-sector exposures. Tactical management of the Portfolio's duration and term structure detracted from returns during the period. Specifically, the Portfolio held a short position in the 2-year portion of the U.S. Treasury yield curve, which significantly detracted from returns. The Portfolio's cross-sector positioning relative to the benchmark contributed to returns during the period. The Portfolio's overweight exposure to the non-agency mortgage-backed securities
(MBS) sector was the main contributor to excess returns. The non-agency mortgage market performed very well in the latter half of the reporting period, boosted, in part, by the release of additional details surrounding the Public-Private Investment Program (PPIP) and a variety of housing

INVESTMENT ADVISER'S DISCUSSION AND ANALYSIS
TCU SHORT DURATION PORTFOLIO

market indicators suggesting overall activity seems to be stabilizing. New home sales increased in August 2009, for the fourth straight month. 18 of the 20 cities comprising the S&P/Case-Shiller Home Price Index posted modest price gains and sales of existing homes rose for the fourth straight month. The Portfolio's security selection in mortgage-related asset-backed securities (ABS) was a significant detractor of returns during the period. These credit-sensitive mortgage-related bonds performed poorly during the latter part of 2008, as fundamental credit performance continued to deteriorate and the market began to feel great uncertainty surrounding the future loan modification programs. The Portfolio's overweight position in the front end of the yield curve helped performance as Treasury yields continued to fall following the Federal Reserve Board's decision to establish a target range for the federal funds rate of 0-0.25%.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

PORTFOLIO COMPOSITION--SECTOR ALLOCATION
TCU SHORT DURATION PORTFOLIO (UNAUDITED)

AUGUST 31, 2009*

                                   (PIE CHART)

Agency Debentures                   20.2%
ARMs                                16.0%
CMOs                                 9.6%
Fixed Rate Mortgage Pass-Throughs   13.8%
Repurchase Agreements                4.1%
U.S. Treasury Obligations           38.4%

AUGUST 31, 2008*

                                   (PIE CHART)

Agency Debentures                    5.0%
ARMs                                21.1%
CMOs                                12.8%
Fixed Rate Mortgage Pass-Throughs   18.4%
Repurchase Agreements                1.1%
U.S. Treasury Obligations           41.4%

PORTFOLIO COMPOSITION--ISSUER ALLOCATION
TCU SHORT DURATION PORTFOLIO (UNAUDITED)

AUGUST 31, 2009*

                                   (PIE CHART)

AAA                                  4.1%
Agency Debentures                   20.2%
FHLMC                                9.6%
FNMA                                25.3%
GNMA                                 0.4%
Repurchase Agreements                4.1%
U.S. Treasury Obligations           38.4%

AUGUST 31, 2008*

                                   (PIE CHART)

AAA                                  9.8%
Agency Debentures                    5.0%
FHLMC                               11.4%
FNMA                                30.5%
GNMA                                 0.6%
Repurchase Agreements                1.1%
U.S. Treasury Obligations           41.4%

* These percentages reflect Portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and liabilities. Holdings and allocations may not be representative of current or future investments. Holdings and allocations may not include the Portfolio's entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Two-Year U.S. Treasury Index, as reported by Merrill Lynch, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The TCU Short Duration Portfolio is not a money market fund. Investors in this Portfolio should understand that the net asset value of the Portfolio will fluctuate, which may result in a loss of the principal amount invested. The Portfolio's net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio if held to maturity and not to the value of the Portfolio's units. The Portfolio's investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

PERFORMANCE COMPARISON
TCU MONEY MARKET PORTFOLIO (UNAUDITED)

The following data for the Money Market Portfolio is supplied for the period ended August 31, 2009. The Portfolio is compared to its benchmark assuming the following initial investment:

                         INITIAL
PORTFOLIO              INVESTMENT   COMPARE TO:
---------              ----------   -----------
Money Market ("MMP")     $10,000    iMoney Net First Tier Institutional Only ("iMoney Net")

                  MONEY MARKET PORTFOLIO'S 10 YEAR PERFORMANCE

                              (PERFORMANCE GRAPH)

               MMP    iMoney Net
              -----   ----------
09/01/99(a)   10000      10000
    8/00      10480      10577
    8/01      10983      11129
    8/02      11510      11337
    8/03      12063      11456
    8/04      12642      11544
    8/05      13249      11800
    8/06      13884      12306
    8/07      14551      12936
    8/08      15249      13399
    8/09      15981      13529

                           AVERAGE ANNUAL TOTAL RETURN

ONE YEAR   FIVE YEAR   TEN YEAR   SINCE INCEPTION(b)
--------   ---------   --------   ------------------
  0.63%      3.24%       3.17%           4.55%

(a) For comparative purposes, the initial investment is assumed to be made on September 1, 1999.

(b)  The Money Market Portfolio commenced operations on May 17, 1988.

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. Investments in the TCU Money Market Portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the Portfolio. The chart and table above assume reinvestment of dividends and distributions. In addition to the investment adviser's decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

PERFORMANCE COMPARISON
TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO (UNAUDITED)

In accordance with the requirements of the Securities and Exchange Commission, the following data for the Ultra-Short Duration Government Portfolio is supplied for the period ended August 31, 2009. The Portfolio is compared to its benchmarks assuming the following initial investment:

                            INITIAL
PORTFOLIO                 INVESTMENT   COMPARE TO:
---------                 ----------   -----------
Ultra-Short Duration       $10,000     Barclays Capital Mutual Fund Short (1-2 year) Government
   Government ("USDGP")                Index ("Barclays 1-2 Gov't Index"); 1-Year U.S. Treasury Note
                                       Index ("1-year T-Note"); 6-Month U.S. Treasury Bill Index
                                       ("6-month T-Bill").

         ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO'S 10 YEAR PERFORMANCE

                              (PERFORMANCE GRAPH)

                        Barclays 1-2
               USDGP     Gov't Index   1-year T-Note   6-Month T-Bill
              -------   ------------   -------------   --------------
09/01/99(a)   10000        10000           10000            10000
    8/00      10465        10565           10565            10584
    8/01      10951.6      11519           11401            11235
    8/02      11460.9      12221           11909            11562
    8/03      11993.8      12522           12141            11741
    8/04      12551.5      12759           12287            11882
    8/05      13135.2      12930           12487            12156
    8/06      13746        13345           12937            12682
    8/07      14385.1      14066           13638            13384
    8/08      15054        14859           14274            13917
    8/09      15754        15453           14665            14174

                           AVERAGE ANNUAL TOTAL RETURN

ONE YEAR   FIVE YEAR   TEN YEAR   SINCE INCEPTION(b)
--------   ---------   --------   ------------------
  3.85%      3.95%       4.20%           3.81%

(a) For comparative purposes, the initial investment is assumed to be made on September 1, 1999.

(b) The Ultra-Short Duration Government Portfolio commenced operations on July 10, 1991.

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's units, when redeemed, may be worth more or less than their original cost. The chart and table above assume reinvestment of dividends and distributions. In addition to the investment adviser's decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

PERFORMANCE COMPARISON
TCU SHORT DURATION PORTFOLIO (UNAUDITED)

In accordance with the requirements of the Securities and Exchange Commission, the following data for the Short Duration Portfolio is supplied for the period ended August 31, 2009. The Portfolio is compared to its benchmarks assuming the following initial investment:

                           INITIAL
PORTFOLIO                INVESTMENT   COMPARE TO:
---------                ----------   -----------
Short Duration ("SDP")     $10,000    Barclays Capital Mutual Fund Short (1-3 year) Government Index
                                      ("Barclays 1-3 Gov't Index"); 2-Year U.S. Treasury Note Index ("2-
                                      year T-Note").

                 SHORT DURATION PORTFOLIO'S 10 YEAR PERFORMANCE

                              (PERFORMANCE GRAPH)

                      Barclays 1-3
               SDP     Gov't Index   2-year T-Note
              -----   ------------   -------------
09/01/99(a)   10000       10000          10000
    8/00      10465       10571          10481
    8/01      10952       11596          11427
    8/02      11461       12380          12272
    8/03      11994       12701          12628
    8/04      12552       12989          12911
    8/05      13135       13154          13028
    8/06      13746       13551          13380
    8/07      14385       14298          14131
    8/08      15054       15163          15057
    8/09      15754       15879          15792

                 AVERAGE ANNUAL TOTAL RETURN

ONE YEAR   FIVE YEAR   TEN YEAR   SINCE INCEPTION(b)
--------   ---------   --------   ------------------
  4.60%      3.67%       4.71%           4.51%

(a) For comparative purposes, the initial investment is assumed to be made on September 1, 1999.

(b)  The Short Duration Portfolio commenced operations on October 9, 1992.

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's units, when redeemed, may be worth more or less than their original cost. The chart and table above assume reinvestment of dividends and distributions. In addition to the investment adviser's decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

TRUST FOR CREDIT UNIONS
MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS - AUGUST 31, 2009

  PAR VALUE                                                                           VALUE
------------                                                                      ------------
CERTIFICATES OF DEPOSIT - 1.06%
$ 10,000,000   Bank of America N.A. TLGP
               0.429%, 12/11/09 (a) ...........................................   $ 10,000,000
                                                                                  ------------
               TOTAL CERTIFICATES OF DEPOSIT ................... ..............     10,000,000
               (Cost $10,000,000)                                                 ------------

U.S. GOVERNMENT AGENCY SECURITIES - 38.57%
               FEDERAL HOME LOAN BANK - 19.25%
  25,000,000   0.390%, 09/09/09 (a) ...........................................     25,000,000
   5,000,000   0.471%, 10/13/09 (b) ...........................................      4,997,258
  10,000,000   0.754%, 11/09/09 (b) ...........................................      9,985,625
   2,000,000   0.404%, 12/17/09 (a) ...........................................      2,000,216
  25,000,000   0.181%, 12/28/09 (a) ...........................................     24,996,310
  10,000,000   0.481%, 01/15/10 (a) ...........................................     10,000,000
   2,000,000   0.396%, 02/19/10 (a) ...........................................      2,001,345
  25,000,000   1.000%, 03/02/10 ...............................................     24,995,253
  25,000,000   0.900%, 04/07/10 ...............................................     24,991,865
  40,000,000   0.230%, 04/13/10 (a) ...........................................     39,998,773
  13,000,000   0.600%, 06/21/10 ...............................................     12,990,095
                                                                                  ------------
                                                                                   181,956,740
                                                                                  ------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION - 5.59%
   3,000,000   0.211%, 10/19/09 (a) ...........................................      2,999,182
  25,000,000   1.010%, 02/04/10 (b) ...........................................     24,891,667
  10,000,000   0.421%, 02/08/10 (b) ...........................................      9,981,334
  15,000,000   0.670%, 05/04/10 (b) ...........................................     14,932,896
                                                                                  ------------
                                                                                    52,805,079
                                                                                  ------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION - 13.73%
  25,000,000   0.390%, 09/03/09 (a) ...........................................     24,999,986
   5,000,000   0.632%, 10/07/09 (b) ...........................................      4,996,850
  10,000,000   0.250%, 11/16/09 (b) ...........................................      9,994,722
  25,000,000   0.470%, 12/29/09 (a) ...........................................     24,998,371
  20,000,000   0.492%, 01/11/10 (b) ...........................................     19,964,067
  10,000,000   0.321%, 01/14/10 (b) ...........................................      9,988,000
   1,850,000   0.404%, 02/12/10 (a) ...........................................      1,851,082
   8,000,000   0.543%, 07/12/10 (b) ...........................................      7,962,320
  25,000,000   0.400%, 07/13/10 (a) ...........................................     24,993,504
                                                                                  ------------
                                                                                   129,748,902
                                                                                  ------------
               TOTAL U.S. GOVERNMENT AGENCY SECURITIES ........................    364,510,721
               (Cost $364,510,721)                                                ------------

U.S. TREASURY OBLIGATIONS - 7.40%
               UNITED STATES TREASURY BILLS - 7.40%
  35,000,000   0.185%, 10/22/09 ...............................................     34,990,827
   5,000,000   0.265%, 11/19/09 ...............................................      4,997,970
  12,000,000   0.295%, 12/17/09 ...............................................     11,989,152
  18,000,000   0.240%, 03/04/10 ...............................................     17,978,160
                                                                                  ------------
                                                                                    69,956,109
                                                                                  ------------
               TOTAL U.S. TREASURY OBLIGATIONS ................................     69,956,109
               (Cost $69,956,109)                                                 ------------

  PAR VALUE                                                                           VALUE
------------                                                                      ------------
REPURCHASE AGREEMENTS - 54.86%
$ 50,000,000   Deutsche Bank, 0.23%, Dated 08/31/09, matures 09/01/09,
                  repurchase price $50,000,319, (collaterized by U.S.
                  Government Agency Obligations, with interest rates of 4.50%
                  to 7.00% due 12/01/21 to 09/01/39, total market value
                  $51,000,000) ................................................   $ 50,000,000
  10,000,000   Deutsche Bank, 0.19%, Dated 08/19/09, matures 10/05/09,
                  repurchase price $10,002,481, (collaterized by U.S.
                  Government Agency Obligations, with interest rates of 4.50%
                  to 7.00% due 12/01/21 to 09/01/39, total market value
                  $10,200,000) ................................................     10,000,000
 100,000,000   Deutsche Bank, 0.22%, Dated 08/31/09, matures 09/01/09,
                  repurchase price $100,000,611, (collaterized by U.S.
                  Government Agency Obligations, with interest rates of 4.50%
                  to 7.00% due 12/01/21 to 09/01/39, total market value
                  $102,000,000) ...............................................    100,000,000
 200,000,000   Morgan Stanley, 0.22%, Dated 08/31/09, matures 09/01/09,
                  repurchase price $200,001,222, (collateralized by U.S.
                  Government Agency Obligations, with interest rates of 4.00%
                  to 7.50% due 12/01/19 to 08/01/39, total market value
                  $204,890,969) ...............................................    200,000,000
 158,400,000   UBS, 0.21%, Dated 08/31/09, matures 09/01/09, repurchase price
                  $158,400,924, (collateralized by Federal National Mortgage
                  Association, with interest rates of 4.00% to 7.50% due
                  02/01/18 to 02/01/39, total market value $160,804,365) ......    158,400,000
                                                                                  ------------
               TOTAL REPURCHASE AGREEMENTS ....................................    518,400,000
               (Cost $518,400,000)                                                ------------
               TOTAL INVESTMENTS - 101.89% ....................................    962,866,830
               (Cost $962,866,830)                                                ------------
               NET OTHER ASSETS AND LIABILITIES - (1.89)% .....................    (17,870,126)
                                                                                  ------------
               NET ASSETS - 100.00% ...........................................   $944,996,704
                                                                                  ============

(a) Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2009. Maturity date shown is the date of the next coupon rate reset or actual maturity.

(b)  Discount Note. Rate shown is yield at time of purchase.

TLGP Temporary Liquidity Guarantee Program

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS - AUGUST 31, 2009

  PAR VALUE                                                                           VALUE
------------                                                                      ------------
ASSET-BACKED SECURITIES - 0.57%
               FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.57%
$    281,633   Series 2001-W4, Class AV1
               0.546%, 02/25/32 (a) ...........................................   $    254,792
     466,505   Series 2002-W2, Class AV1
               0.526%, 06/25/32 (a) ...........................................        394,730
   1,595,774   Series 2002-T7, Class A1
               0.486%, 07/25/32 (a) ...........................................      1,434,570
                                                                                  ------------
               TOTAL ASSET-BACKED SECURITIES ..................................      2,084,092
               (Cost $2,344,176)                                                  ------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 3.81%
               FEDERAL HOME LOAN MORTGAGE CORPORATION REMIC - 0.30%
      37,998   Series 1009, Class D
               0.913%, 10/15/20 (a) ...........................................         38,276
     118,553   Series 1066, Class P
               1.213%, 04/15/21 (a) ...........................................        120,314
     186,239   Series 1222, Class P
               3.370%, 03/15/22 (a) (b) .......................................        190,715
     424,749   Series 1250, Class J
               7.000%, 05/15/22 (b) ...........................................        461,647
     193,799   Series 1448, Class F
               1.713%, 12/15/22 (a) (d) .......................................        199,266
     102,040   Series 1720, Class PJ
               7.250%, 01/15/24 (b) ...........................................        102,298
                                                                                  ------------
                                                                                     1,112,516
                                                                                  ------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION REMIC - 3.48%
   1,439,988   Series 1993-225, Class WC
               6.500%, 12/25/13 (b) ...........................................      1,508,555
     736,846   Series 1990-145, Class A
               2.561%, 12/25/20 (a) ...........................................        731,347
     961,125   Series 1991-67, Class J
               7.500%, 08/25/21 (b) ...........................................      1,055,630
     837,245   Series 1992-137, Class F
               1.313%, 08/25/22 (a) ...........................................        851,537
     946,921   Series 1993-27, Class F
               1.463%, 02/25/23 (a) (c) .......................................        965,022
     423,850   Series 1998-21, Class F
               0.830%, 03/25/28 (a) ...........................................        409,808
     830,857   Series 2000-16, Class ZG
               8.500%, 06/25/30 (d) ...........................................        909,914
     935,554   Series 2000-32, Class Z
               7.500%, 10/18/30 ...............................................      1,033,808
   1,897,093   Series 2001-60, Class OF
               1.216%, 10/25/31 (a) ...........................................      1,921,122
     632,364   Series 2001-70, Class OF
               1.216%, 10/25/31 (a) ...........................................        638,593
   2,622,001   Series 2008-22, Class FD
               1.106%, 04/25/48 (a) ...........................................      2,589,115
                                                                                  ------------
                                                                                    12,614,451
                                                                                  ------------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.03%
      97,658   Series 2001-10, Class PD
               6.500%, 08/16/30 (b)                                                     97,978
                                                                                  ------------
               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                            13,824,945
               (Cost $13,773,244)                                                 ------------

  PAR VALUE                                                                           VALUE
------------                                                                      ------------
MORTGAGE-BACKED OBLIGATIONS - 19.31%
               FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.46%
$    381,822   3.837%, 02/01/18 (a) ...........................................   $    387,984
     506,176   4.689%, 11/01/18 (a) ...........................................        519,684
   2,086,405   6.868%, 11/01/19 (a) ...........................................      2,207,025
     215,369   3.687%, 11/01/22 (a) ...........................................        218,341
      97,586   4.453%, 11/01/22 (a) ...........................................         99,548
     139,772   4.402%, 10/01/24 (a) ...........................................        144,116
     278,122   4.970%, 10/01/25 (a) ...........................................        286,431
     797,100   5.695%, 08/01/28 (a) ...........................................        839,572
      93,412   2.858%, 07/01/29 (a) ...........................................         94,246
     464,708   3.712%, 05/01/31 (a) ...........................................        478,303
                                                                                  ------------
                                                                                     5,275,250
                                                                                  ------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD - 0.81%
      24,659   6.500%, 11/01/10 ...............................................         25,512
     355,979   6.500%, 09/01/13 ...............................................        379,147
     323,039   6.500%, 10/01/13 ...............................................        344,270
     104,919   6.500%, 05/01/14 ...............................................        111,846
     134,090   6.500%, 06/01/14 ...............................................        142,859
     613,028   6.000%, 12/01/14 ...............................................        644,991
     510,364   8.000%, 12/01/15 ...............................................        552,191
     570,606   6.000%, 03/01/16 ...............................................        601,574
     105,608   6.500%, 07/01/16 ...............................................        112,580
      32,987   4.500%, 07/01/23 ...............................................         33,978
                                                                                  ------------
                                                                                     2,948,948
                                                                                  ------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION - 15.33%
     104,894   4.911%, 10/01/13 (a) ...........................................        106,653
     336,254   8.500%, 04/01/16 ...............................................        352,578
     162,098   5.246%, 07/01/17 (a) ...........................................        166,083
     164,677   3.586%, 11/01/17 (a) ...........................................        165,757
     198,603   3.777%, 11/01/17 (a) ...........................................        201,153
     123,438   4.027%, 11/01/17 (a) ...........................................        125,677
     302,241   3.865%, 03/01/18 (a) ...........................................        305,359
      80,259   3.628%, 05/01/18 (a) ...........................................         81,221
     118,560   6.133%, 06/01/18 (a) ...........................................        122,171
   1,602,651   3.004%, 10/01/18 (a) ...........................................      1,623,085
      58,852   2.900%, 02/01/19 (a) ...........................................         60,046
     122,275   3.253%, 05/01/19 (a) ...........................................        123,761
     155,352   6.864%, 12/01/19 (a) ...........................................        158,320
     268,456   3.141%, 01/01/20 (a) ...........................................        270,218
     156,048   2.637%, 05/01/20 (a) ...........................................        155,346
     461,119   5.718%, 05/01/20 (a) ...........................................        487,634
     750,113   6.472%, 02/01/22 (a) ...........................................        793,479
      85,318   4.723%, 01/01/23 (a) ...........................................         88,548
      83,758   4.500%, 04/01/23 ...............................................         86,072
     305,449   4.109%, 03/01/24 (a) ...........................................        310,945
      38,225   3.860%, 04/01/25 (a) ...........................................         39,801
     367,293   5.672%, 10/01/25 (a) ...........................................        388,413
     828,736   4.148%, 02/01/27 (a) ...........................................        845,130
     262,558   2.807%, 07/01/27 (a) ...........................................        265,895
     411,748   3.135%, 07/01/27 (a) ...........................................        419,510
     405,115   4.677%, 01/01/29 (a) ...........................................        418,914
     100,734   4.656%, 02/01/29 (a) ...........................................        104,165
   7,648,889   3.352%, 08/01/29 (a) ...........................................      7,880,042
     110,280   3.013%, 07/01/31 (a) ...........................................        113,126
     285,608   2.730%, 07/01/32 (a) ...........................................        292,975
      71,595   3.380%, 07/01/32 (a) ...........................................         74,254

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED) - AUGUST 31, 2009

  PAR VALUE                                                                           VALUE
------------                                                                      ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - (CONTINUED)
$    341,200   3.750%, 09/01/32 (a) ...........................................   $    355,217
   1,195,694   4.993%, 01/01/33 (a) ...........................................      1,224,283
     178,073   3.069%, 06/01/33 (a) ...........................................        182,413
   2,986,356   4.612%, 08/01/33 (a) ...........................................      3,088,079
   1,319,626   2.617%, 04/01/34 (a) ...........................................      1,340,998
     601,091   2.849%, 07/01/34 (a) ...........................................        614,278
   1,032,798   2.849%, 08/01/34 (a) ...........................................      1,055,481
   4,855,043   4.101%, 04/01/37 (a) ...........................................      5,004,826
   6,369,676   5.820%, 07/01/37 (a) ...........................................      6,749,806
   5,165,440   6.741%, 09/01/37 (a) ...........................................      5,485,051
   3,471,939   6.500%, 11/01/37 ...............................................      3,722,405
   8,500,000   4.114%, 09/01/39 ...............................................      8,768,260
   1,338,542   2.849%, 08/01/44 (a) ...........................................      1,368,031
                                                                                  ------------
                                                                                    55,585,459
                                                                                  ------------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.71%
     110,339   7.000%, 04/15/26 ...............................................        121,417
     501,209   3.500%, 04/20/34 (a) ...........................................        522,869
   2,738,499   3.250%, 06/20/34 (a) ...........................................      2,828,193
   2,626,655   4.625%, 08/20/34 (a) ...........................................      2,724,647
                                                                                  ------------
                                                                                     6,197,126
                                                                                  ------------
               TOTAL MORTGAGE-BACKED OBLIGATIONS ..............................     70,006,783
               (Cost $68,854,514)                                                 ------------

AGENCY DEBENTURES - 42.59%
               Federal Home Loan Mortgage Corp
   7,500,000   2.000%, 02/25/11 ...............................................      7,546,830
               Federal Home Loan Mortgage Corp
  28,000,000   2.050%, 03/09/11 ...............................................     28,206,248
               Federal Home Loan Mortgage Corp
  71,500,000   2.000%, 03/16/11 ...............................................     71,960,460
               Federal Home Loan Mortgage Corp
   5,000,000   0.609%, 04/07/11 ...............................................      5,011,455
               Federal Home Loan Mortgage Corp
   7,300,000   0.500%, 07/27/11 ...............................................      7,301,672
               Federal Home Loan Mortgage Corp
   7,600,000   1.750%, 07/27/11 ...............................................      7,647,705
               Federal National Mortgage Association
   9,000,000   2.000%, 03/02/11 ...............................................      9,039,654
               Federal National Mortgage Association
   9,800,000   2.050%, 04/01/11 ...............................................      9,880,331
               Small Business Administration
     203,708   1.075%, 03/25/14 (a) ...........................................        202,670
               Sri Lanka Government Aid Bond
   7,750,000   3.111%, 11/01/24 (a) ...........................................      7,633,750
                                                                                  ------------
               TOTAL AGENCY DEBENTURES ........................................    154,430,775
               (Cost $154,008,685)                                                ------------

U.S. TREASURY OBLIGATIONS - 25.02%
               UNITED STATES TREASURY BILLS - 25.02%
  40,000,000   Zero Coupon
               0.000%, 12/17/09 ...............................................     39,980,960
  50,800,000   Zero Coupon
               0.000%, 02/11/10 ...............................................     50,751,689
                                                                                  ------------
                                                                                    90,732,649
                                                                                  ------------
               TOTAL U.S. TREASURY OBLIGATIONS ................................     90,732,649
               (Cost $90,570,878)                                                 ------------

  PAR VALUE                                                                           VALUE
------------                                                                      ------------
REPURCHASE AGREEMENT - 10.67%
$ 38,700,000   UBS, 0.19%, Dated 08/31/09, matures 09/01/09, repurchase price
                  $38,700,204, (collateralized by a U.S. Treasury Bill with an interest rate of 0.00% due 10/29/09, total market value
                  $39,477,499) ................................................   $ 38,700,000
                                                                                  ------------
               TOTAL REPURCHASE AGREEMENTS ....................................     38,700,000
               (Cost $38,700,000)                                                 ------------
               TOTAL INVESTMENTS - 101.97% ....................................    369,779,244
               (Cost $368,045,278) (e)                                            ------------
               NET OTHER ASSETS AND LIABILITIES - (1.97)% .....................     (7,138,559)
                                                                                  ------------
               NET ASSETS - 100.00% ...........................................   $362,640,685
                                                                                  ============

(a) Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2009. Maturity date shown is the date of the next coupon rate reset or actual maturity.

(b)  The security has PAC (Planned Amortization Class) collateral.

(c)  The security has Support collateral.

(d)  This security has Sequential collateral.

(e) Cost for U.S. federal income tax purposes is $368,045,278. As of August 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,263,583 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $529,617.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
SHORT DURATION PORTFOLIO
PORTFOLIO OF INVESTMENTS - AUGUST 31, 2009

  PAR VALUE                                                                           VALUE
------------                                                                      ------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 9.64%
               FEDERAL HOME LOAN MORTGAGE CORPORATION REMIC - 2.82%
$  3,815,166   Series 3284, Class CA
               5.000%, 10/15/21 ...............................................   $  4,031,416
     452,197   Series 1448, Class F
               1.713%, 12/15/22 (a) (c) .......................................        464,955
      51,020   Series 1720, Class PJ
               7.250%, 01/15/24 (b) ...........................................         51,149
     851,586   Series 1980, Class Z
               7.000%, 07/15/27 (c) ...........................................        931,916
   4,796,353   Series 2236, Class Z
               8.500%, 06/15/30 (c) ...........................................      5,437,235
                                                                                  ------------
                                                                                    10,916,671
                                                                                  ------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION REMIC - 2.71%
     372,917   Series 2001-42, Class HG
               10.000%, 09/25/16 ..............................................        420,873
     174,946   Series 1988-12, Class A
               6.902%, 02/25/18 (a) ...........................................        176,608
   5,293,977   Series 2007-36, Class AB
               5.000%, 11/25/21 ...............................................      5,587,654
   1,073,457   Series G92-44, Class Z
               8.000%, 07/25/22 ...............................................      1,183,471
   3,129,485   Series 2008-22, Class FD
               1.106%, 04/25/48 (a) ...........................................      3,090,234
                                                                                  ------------
                                                                                    10,458,840
                                                                                  ------------
               PRIVATE - 4.11%
               Adjustable Rate Mortgage Trust
     874,838   Series 2004-4, Class 1A1
               4.550%, 03/25/35 (a) ...........................................        592,757
               Banc of America Mortgage Securities
     164,210   Series 2004-D, Class 1A1
               3.878%, 05/25/34 (a) ...........................................        141,628
               BCAP LLC Trust
     427,814   Series 2006-RR1, Class CF
               0.906%, 11/25/36 (a) ...........................................        262,840
               Bear Stearns Adjustable Rate Mortgage Trust
   5,100,000   Series 2005-10, Class A3
               4.650%, 10/25/35 (a) (c) .......................................      3,225,024
               Countrywide Home Loans
      48,522   Series 2003-37, Class 1A1
               3.815%, 08/25/33 (a) ...........................................         37,825
               Indymac Index Mortgage Loan Trust
     670,972   Series 2004-AR4, Class 1A
               4.234%, 08/25/34 (a) (c) .......................................        417,518
               Merrill Lynch Mortgage Investors, Inc.
     100,638   Series 2003-A4, Class 1A
               4.119%, 07/25/33 (a) ...........................................         85,056
               Salomon Brothers Mortgage Securities VII, Inc.
      93,898   Series 1994-20, Class A
               4.818%, 12/25/24 (a) ...........................................         89,271
               Structured Adjustable Rate Mortgage Loan
     167,170   Series 2004-2, Class 2A
               4.236%, 03/25/34 (a) ...........................................        130,312
     298,455   Series 2004-5, Class 1A
               3.777%, 05/25/34 (a) (c) .......................................        253,745
               Structured Asset Securities Corp.
   1,169,546   Series 2003-34A,
               Class 3A3 3.870%, 11/25/33 (a) .................................        890,764

  PAR VALUE                                                                           VALUE
------------                                                                      ------------
               PRIVATE - (CONTINUED)
               Washington Mutual Mortgage Pass-Through Certificates
$    713,549   Series 2003-AR6, Class A1
               3.052%, 06/25/33 (a) ...........................................   $    647,809
   4,683,273   Series 2005-AR12, Class 1A8
               4.822%, 10/25/35 (a) ...........................................      3,704,401
               Wells Fargo Mortgage Backed Securities Trust
   5,940,300   Series 2005-AR4, Class 2A2
               4.517%, 04/25/35 (a) ...........................................      5,399,536
                                                                                  ------------
                                                                                    15,878,486
                                                                                  ------------
               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS ......................     37,253,997
               (Cost $41,255,250)                                                 ------------

MORTGAGE-BACKED OBLIGATIONS - 29.76%
               FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.14%
     202,874   4.798%, 09/01/32 (a) ...........................................        207,271
   2,080,598   4.828%, 01/01/34 (a) ...........................................      2,146,595
     901,174   5.079%, 09/01/34 (a) ...........................................        926,455
   1,469,929   4.810%, 10/01/34 (a) ...........................................      1,512,710
     433,870   4.680%, 11/01/34 (a) ...........................................        447,860
   3,262,754   4.122%, 08/01/35 (a) ...........................................      3,360,322
   3,392,186   5.158%, 05/01/36 (a) ...........................................      3,531,711
                                                                                  ------------
                                                                                    12,132,924
                                                                                  ------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD - 3.69%
       9,746   7.000%, 03/01/12 ...............................................         10,248
     133,219   7.000%, 12/01/12 ...............................................        137,256
     452,205   5.000%, 12/01/13 ...............................................        470,017
     509,837   4.000%, 01/01/14 ...............................................        523,791
      10,451   8.000%, 07/01/14 ...............................................         11,831
   5,673,677   4.500%, 03/01/15 ...............................................      5,881,029
       8,184   7.000%, 03/01/15 ...............................................          8,773
   1,034,974   5.500%, 05/01/15 ...............................................      1,096,701
     167,243   5.500%, 06/01/17 ...............................................        178,496
     103,138   8.000%, 09/01/17 ...............................................        115,336
     253,906   5.500%, 10/01/17 ...............................................        270,926
     747,491   8.000%, 11/01/17 ...............................................        829,861
     713,685   5.500%, 03/01/18 ...............................................        761,212
     286,182   5.500%, 04/01/18 ...............................................        305,219
     448,698   6.500%, 05/01/18 ...............................................        488,097
      48,465   6.000%, 10/01/18 ...............................................         52,082
      16,529   6.000%, 11/01/18 ...............................................         17,763
   2,899,133   5.500%, 02/01/19 ...............................................      3,090,635
                                                                                  ------------
                                                                                    14,249,273
                                                                                  ------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION - 22.54%
       1,402   7.500%, 09/01/10 ...............................................          1,432
   1,102,949   6.000%, 01/01/12 ...............................................      1,142,257
     256,264   6.000%, 04/01/12 ...............................................        266,123
     410,044   6.000%, 05/01/12 ...............................................        425,819
     727,949   6.000%, 06/01/12 ...............................................        757,267
      21,866   7.500%, 07/01/12 ...............................................         23,145
   1,214,850   6.000%, 09/01/12 ...............................................      1,264,819
     123,786   5.000%, 11/01/12 ...............................................        127,900
   2,249,963   5.500%, 01/01/13 ...............................................      2,286,462
       2,647   8.000%, 01/01/13 ...............................................          2,846
     807,616   4.500%, 08/01/13 ...............................................        833,705
   5,766,315   4.500%, 09/01/13 ...............................................      5,948,026
   3,094,307   4.000%, 04/01/14 ...............................................      3,177,110

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
SHORT DURATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED) - AUGUST 31, 2009

  PAR VALUE                                                                           VALUE
------------                                                                      ------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION - (CONTINUED)
$    946,974   5.500%, 09/01/14 ...............................................   $  1,005,006
     517,623   5.500%, 12/01/14 ...............................................        549,344
      11,786   6.000%, 02/01/18 ...............................................         12,672
   2,209,509   5.500%, 05/01/18 ...............................................      2,355,959
     125,985   6.000%, 05/01/18 ...............................................        135,457
     859,101   5.500%, 06/01/18 ...............................................        916,641
       8,128   6.000%, 08/01/18 ...............................................          8,739
       8,480   6.000%, 09/01/18 ...............................................          9,117
     653,003   5.500%, 10/01/18 ...............................................        696,542
     928,407   5.500%, 11/01/18 ...............................................        990,584
     743,671   6.000%, 11/01/18 ...............................................        799,582
      51,378   5.500%, 12/01/18 ...............................................         54,816
   1,316,982   6.000%, 12/01/18 ...............................................      1,415,996
   1,039,077   6.000%, 01/01/19 ...............................................      1,117,197
      16,061   6.000%, 02/01/19 ...............................................         17,269
     371,184   6.000%, 04/01/19 ...............................................        390,767
      88,216   6.000%, 05/01/19 ...............................................         94,783
     146,079   6.000%, 10/01/23 ...............................................        156,404
     521,653   7.000%, 08/01/28 ...............................................        573,458
     951,817   7.000%, 11/01/28 ...............................................      1,046,422
      92,642   7.000%, 02/01/32 ...............................................        101,801
     342,938   5.997%, 05/01/32 (a) ...........................................        364,157
     227,525   7.000%, 05/01/32 ...............................................        250,564
     350,392   3.750%, 09/01/32 (a) ...........................................        364,787
     238,633   7.000%, 09/01/32 ...............................................        259,632
     126,932   4.512%, 12/01/32 (a) ...........................................        129,440
     476,641   3.927%, 01/01/33 (a) ...........................................        489,463
     883,298   3.129%, 04/01/33 (a) ...........................................        906,498
   1,464,720   3.324%, 05/01/33 (a) ...........................................      1,501,625
   2,283,614   2.798%, 07/01/33 (a) ...........................................      2,331,934
   1,340,595   3.415%, 08/01/33 (a) ...........................................      1,387,906
   2,006,076   4.849%, 11/01/33 (a) ...........................................      2,056,575
   3,202,157   3.849%, 12/01/33 (a) ...........................................      3,286,788
     323,045   5.315%, 12/01/33 (a) ...........................................        330,478
     606,081   4.840%, 02/01/34 (a) ...........................................        624,269
   3,426,944   3.835%, 03/01/34 (a) ...........................................      3,540,709
   1,225,893   4.140%, 03/01/34 (a) ...........................................      1,270,100
   1,343,157   3.643%, 04/01/34 (a) ...........................................      1,386,445
     810,935   2.970%, 08/01/34 (a) ...........................................        827,793
   1,254,951   4.940%, 10/01/34 (a) ...........................................      1,289,478
   1,068,965   3.805%, 03/01/35 (a) ...........................................      1,103,655
   4,164,114   4.675%, 04/01/35 (a) ...........................................      4,306,977
   1,289,635   3.612%, 05/01/35 (a) ...........................................      1,329,405
   2,719,444   3.669%, 05/01/35 (a) ...........................................      2,790,862
   2,633,081   4.742%, 05/01/35 (a) ...........................................      2,714,510
   1,121,124   3.486%, 06/01/35 (a) ...........................................      1,140,688
   3,926,721   4.250%, 08/01/35 (a) ...........................................      4,062,707
   2,941,165   4.882%, 08/01/35 (a) ...........................................      3,035,451
   2,093,123   4.442%, 09/01/35 (a) ...........................................      2,210,270
     821,324   3.482%, 10/01/35 (a) ...........................................        839,517
   2,760,926   3.592%, 03/01/36 (a) ...........................................      2,858,390
   9,100,000   4.114%, 09/01/39 ...............................................      9,387,197
                                                                                  ------------
                                                                                    87,083,737
                                                                                  ------------

  PAR VALUE                                                                           VALUE
------------                                                                      ------------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.39%
$         29   8.500%, 12/15/09 ...............................................   $         29
       5,224   8.500%, 01/15/10 ...............................................          5,380
         387   8.500%, 02/15/10 ...............................................            402
       3,033   8.500%, 03/15/10 ...............................................          3,144
       3,047   8.500%, 04/15/10 ...............................................          3,159
       1,300   8.500%, 05/15/10 ...............................................          1,348
       1,658   8.500%, 06/15/10 ...............................................          1,688
       2,005   8.500%, 07/15/10 ...............................................          2,079
       6,774   8.500%, 08/15/10 ...............................................          7,023
       5,245   8.500%, 10/15/10 ...............................................          5,438
      10,671   8.500%, 11/15/10 ...............................................         11,063
       6,144   8.500%, 09/15/11 ...............................................          6,548
      25,199   8.500%, 10/15/11 ...............................................         26,858
      12,140   8.500%, 03/15/12 ...............................................         12,289
       5,023   8.500%, 07/15/12 ...............................................          5,190
   1,349,235   3.750%, 12/20/34 (a) ...........................................      1,393,462
                                                                                  ------------
                                                                                     1,485,100
                                                                                  ------------
               TOTAL MORTGAGE-BACKED OBLIGATIONS ..............................    114,951,034
               (Cost $111,266,135)                                                ------------

AGENCY DEBENTURES - 20.20%
               FEDERAL HOME LOAN MORTGAGE CORP. - 17.17%
  11,300,000   2.000%, 02/25/11 ...............................................     11,370,557
   5,000,000   2.000%, 03/16/11 ...............................................      5,032,200
  10,200,000   2.125%, 03/16/11 ...............................................     10,275,674
   5,000,000   3.500%, 05/05/11 ...............................................      5,199,330
   3,200,000   1.750%, 07/27/11 ...............................................      3,220,086
  10,300,000   2.125%, 03/23/12 ...............................................     10,450,493
   2,700,000   1.750%, 08/22/12 ...............................................      2,693,485
  17,900,000   2.125%, 09/21/12 ...............................................     18,056,965
                                                                                  ------------
                                                                                    66,298,790
                                                                                  ------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.03%
   4,150,000   2.500%, 03/02/12 ...............................................      4,180,984
   7,500,000   2.150%, 05/04/12 ...............................................      7,537,005
                                                                                  ------------
                                                                                    11,717,989
                                                                                  ------------
               TOTAL AGENCY DEBENTURES ........................................     78,016,779
               (Cost $77,444,004)                                                 ------------

U.S. TREASURY OBLIGATIONS - 38.36%
               UNITED STATES TREASURY NOTES & BONDS - 38.36%
  15,100,000   0.875%, 01/31/11 ...............................................     15,150,721
   3,000,000   0.875%, 04/30/11 ...............................................      3,004,569
 101,300,000   1.125%, 06/30/11 ...............................................    101,751,089
  15,500,000   1.750%, 08/15/12 ...............................................     15,622,311
  14,000,000   0.000%, 02/15/14 ...............................................     12,594,862
      30,000   4.375%, 02/15/38 ...............................................         30,942
                                                                                  ------------
                                                                                   148,154,494
                                                                                  ------------
               TOTAL U.S. TREASURY OBLIGATIONS ................................    148,154,494
               (Cost $147,473,853)                                                ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
SHORT DURATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED) - AUGUST 31, 2009

  PAR VALUE                                                                           VALUE
------------                                                                      ------------
REPURCHASE AGREEMENT - 4.12%
$ 15,900,000   UBS, 0.19%, Dated 08/31/09, matures 09/01/09, repurchase price
                  $15,900,084, (collateralized by a U.S. Treasury Bill with an interest rate of 0.00% due 10/29/09, total market value
                  $16,221,918) ................................................   $ 15,900,000
                                                                                  ------------
               TOTAL REPURCHASE AGREEMENTS ....................................     15,900,000
               (Cost $15,900,000)                                                 ------------
               TOTAL INVESTMENTS - 102.08% ....................................    394,276,304
               (Cost $393,133,024) (d)                                            ------------
               NET OTHER ASSETS AND LIABILITIES - (2.08)% .....................     (8,031,880)
                                                                                  ------------
               NET ASSETS - 100.00% ...........................................   $386,244,424
                                                                                  ============

(a) Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2009. Maturity date shown is the date of the next coupon rate reset or actual maturity.

(b)  The security has PAC (Planned Amortization Class) collateral.

(c)  This security has Sequential collateral.

(d) Cost for U.S. federal income tax purposes is $393,133,024. As of August 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $5,445,275 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $4,301,995.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2009

                                                                                       ULTRA-SHORT
                                                                           MONEY        DURATION         SHORT
                                                                          MARKET       GOVERNMENT       DURATION
                                                                         PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                       ------------   ------------   ------------
ASSETS:
INVESTMENTS:
   Investments and repurchase agreements at cost ...................   $962,866,830   $368,045,278   $393,133,024
                                                                       ============   ============   ============
   Investments at value ............................................   $444,466,830   $331,079,244   $378,376,304
   Repurchase agreements at value ..................................    518,400,000     38,700,000     15,900,000
                                                                       ------------   ------------   ------------
   Total investments and repurchase agreements at value ............    962,866,830    369,779,244    394,276,304
                                                                       ------------   ------------   ------------
Cash ...............................................................          8,204        592,770        537,429
RECEIVABLES:
   Interest ........................................................        383,006      1,477,436      1,336,057
   Investment securities sold ......................................             --         44,723        344,954
   Portfolio units sold ............................................          2,069             --             --
   Other assets ....................................................         25,456          6,904         10,222
                                                                       ------------   ------------   ------------
   Total Assets ....................................................    963,285,565    371,901,077    396,504,966
                                                                       ------------   ------------   ------------
LIABILITIES:
PAYABLES:
   Dividends .......................................................        106,924        363,205        731,192
   Investment securities purchased .................................     17,978,160      8,780,810      9,400,632
   Advisory fees ...................................................         51,674          9,345         14,186
   Administration fees .............................................         32,189         15,385         16,448
   Accrued expenses ................................................        119,914         91,647         98,084
                                                                       ------------   ------------   ------------
   Total Liabilities ...............................................     18,288,861      9,260,392     10,260,542
                                                                       ------------   ------------   ------------
NET ASSETS .........................................................   $944,996,704   $362,640,685   $386,244,424
                                                                       ============   ============   ============
NET ASSETS CONSIST OF:
Paid-in capital ....................................................   $944,869,811   $403,124,449   $406,523,945
Accumulated undistributed (distributions in excess of) net
   investment income ...............................................        126,893       (443,756)      (713,710)
Accumulated net realized loss on investment transactions ...........             --    (41,773,974)   (20,709,091)
Net unrealized appreciation on investments .........................             --      1,733,966      1,143,280
                                                                       ------------   ------------   ------------
TOTAL NET ASSETS ...................................................   $944,996,704   $362,640,685   $386,244,424
                                                                       ============   ============   ============
   Total units outstanding, $0.001 par value (unlimited number
      of units authorized) .........................................    944,870,151     37,723,422     40,330,438
                                                                       ============   ============   ============
   Net asset value, offering and redemption price per unit
      (net assets/units outstanding) ...............................   $       1.00   $       9.61   $       9.58
                                                                       ============   ============   ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2009

                                                                                       ULTRA-SHORT
                                                                           MONEY        DURATION         SHORT
                                                                           MARKET      GOVERNMENT      DURATION
                                                                         PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                       ------------   ------------   ------------
INVESTMENT INCOME:
   Interest ........................................................   $  8,584,931   $  7,288,026   $ 11,847,420
                                                                       ------------   ------------   ------------
EXPENSES:
   Advisory fees ...................................................      1,928,233        511,032        597,069
   Administration fees .............................................      1,185,488        157,878        184,301
   Legal fees ......................................................        162,254         44,311         51,380
   Audit and tax fees ..............................................         43,373         46,559         48,869
   Custody fees ....................................................         66,455         32,238         38,389
   Accounting fees .................................................        247,095        113,152        123,722
   Compliance fees .................................................         94,104         24,517         27,026
   Trustees' fees ..................................................         96,439         25,108         29,037
   Printing fees ...................................................         17,928          6,648          8,797
   Transfer agent fees .............................................         69,898         40,486         39,989
   Registration fees ...............................................         10,031          5,360          5,469
   Money market government insurance expense .......................        251,166             --             --
   Other expenses ..................................................        123,802         84,904        101,765
                                                                       ------------   ------------   ------------
   Total operating expenses ........................................      4,296,266      1,092,193      1,255,813
                                                                       ------------   ------------   ------------
   Advisory fees waived ............................................     (1,098,391)            --             --
   Administration fees waived ......................................       (794,961)            --             --
                                                                       ------------   ------------   ------------
   Total expense reductions ........................................     (1,893,352)            --             --
                                                                       ------------   ------------   ------------
   Net operating expenses ..........................................      2,402,914      1,092,193      1,255,813
                                                                       ------------   ------------   ------------
NET INVESTMENT INCOME ..............................................      6,182,017      6,195,833     10,591,607
                                                                       ------------   ------------   ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net Realized Gain on Investment Transactions ....................        126,490      3,231,184        218,421
   Net Change in Unrealized Appreciation of Investments ............             --      2,320,178      6,192,368
                                                                       ------------   ------------   ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ....................        126,490      5,551,362      6,410,789
                                                                       ------------   ------------   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS: ..............   $  6,308,507   $ 11,747,195   $ 17,002,396
                                                                       ============   ============   ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           ULTRA-SHORT DURATION
                                                                                                GOVERNMENT
                                                     MONEY MARKET PORTFOLIO                     PORTFOLIO
                                               ----------------------------------   ---------------------------------
                                                   YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                AUGUST 31, 2009   AUGUST 31, 2008   AUGUST 31, 2009   AUGUST 31, 2008
                                               ----------------   ---------------   ---------------   ---------------
INVESTMENT ACTIVITIES:
   Operations:
   Net investment income ...................   $      6,182,017   $    24,692,844    $   6,195,833      $ 11,111,453
   Net realized gain on investment
      transactions .........................            126,490             2,540        3,231,184           837,943
   Net change in unrealized appreciation
      of investments .......................                 --                --        2,320,178           382,390
                                               ----------------   ---------------    -------------      ------------
   Net increase in net assets resulting
      from operations ......................          6,308,507        24,695,384       11,747,195        12,331,786
                                               ----------------   ---------------    -------------      ------------
DISTRIBUTIONS TO UNITHOLDERS:
   From net investment income ..............         (6,182,012)      (24,695,384)      (6,491,840)      (12,488,399)
   From capital ............................                 --                --               --          (254,058)
FROM UNIT TRANSACTIONS:
   Proceeds from sale of units .............     11,919,010,644     7,314,716,313      140,001,098       108,100,001
   Reinvestment of dividends and
      distributions ........................          2,069,851        11,150,181        1,216,350         3,258,877
   Cost of units repurchased ...............    (11,799,616,190)   (6,920,232,579)    (120,135,403)      (57,981,867)
                                               ----------------   ---------------    -------------      ------------
   Net increase in net assets resulting
      from unit transactions ...............        121,464,305       405,633,915       21,082,045        53,377,011
                                               ----------------   ---------------    -------------      ------------
   Net change in net assets ................        121,590,800       405,633,915       26,337,400        52,966,350
NET ASSETS:
   Beginning of year .......................        823,405,904       417,771,989      336,303,285       283,336,935
   End of year .............................   $    944,996,704   $   823,405,904    $ 362,640,685      $336,303,285
                                               ================   ===============    =============      ============
ACCUMULATED UNDISTRIBUTED
   (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME ...................   $        126,893   $           398    $    (443,756)     $   (102,642)
                                               ================   ===============    =============      ============
OTHER INFORMATION:
SUMMARY OF UNIT TRANSACTIONS:
   Units sold ..............................     11,919,010,581     7,314,716,313       14,629,728        11,412,752
   Reinvestment of dividends
      and distribution .....................          2,069,851        11,150,181          127,555           343,938
   Units repurchased .......................    (11,799,616,190)   (6,920,232,579)     (12,628,770)       (6,130,627)
                                               ----------------   ---------------    -------------      ------------
   Net increase in units outstanding .......        121,464,242       405,633,915        2,128,513         5,626,063
                                               ================   ===============    =============      ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
STATEMENTS OF CHANGES IN NET ASSETS

                                                    SHORT DURATION PORTFOLIO
                                               ---------------------------------
                                                  YEAR ENDED       YEAR ENDED
                                               AUGUST 31, 2009   AUGUST 31, 2008
                                               ---------------   ---------------
INVESTMENT ACTIVITIES:
   Operations:
   Net investment income ...................     $ 10,591,607      $ 14,827,031
   Net realized gain on investment
      transactions .........................          218,421         2,765,004
   Net change in unrealized appreciation
      (depreciation) of investments ........        6,192,368        (2,717,593)
                                                 ------------      ------------
   Net increase in net assets resulting
      from operations ......................       17,002,396        14,874,442
                                                 ------------      ------------
DISTRIBUTIONS TO UNITHOLDERS:
   From net investment income ..............      (11,170,554)      (16,887,583)
FROM UNIT TRANSACTIONS:
   Proceeds from sale of units .............       52,000,167        36,000,000
   Reinvestment of dividends and
      distributions ........................        1,266,212         1,253,897
   Cost of units repurchased ...............      (45,146,389)      (94,194,253)
                                                 ------------      ------------
   Net increase (decrease) in net assets
      resulting from unit transactions .....        8,119,990       (56,940,356)
                                                 ------------      ------------
   Net change in net assets ................       13,951,832       (58,953,497)
NET ASSETS:
   Beginning of year .......................      372,292,592       431,246,089
   End of year .............................     $386,244,424      $372,292,592
                                                 ============      ============
   ACCUMULATED UNDISTRIBUTED
      (DISTRIBUTIONS IN EXCESS OF)
      NET INVESTMENT INCOME ................     $   (713,710)     $   (247,396)
                                                 ============      ============
OTHER INFORMATION:
SUMMARY OF UNIT TRANSACTIONS:
   Units sold ..............................        5,480,568         3,737,318
   Reinvestment of dividends and
      distribution .........................          133,898           131,446
   Units repurchased .......................       (4,740,081)       (9,787,556)
                                                 ------------      ------------
   Net increase (decrease) in units
      outstanding ..........................          874,385        (5,918,792)
                                                 ============      ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH YEAR

                                                                      MONEY MARKET PORTFOLIO
                                                     -------------------------------------------------------
                                                                      YEARS ENDED AUGUST 31,
                                                     -------------------------------------------------------
                                                       2009          2008       2007       2006       2005
                                                     --------      --------   --------   --------   --------
NET ASSET VALUE,
Beginning of year ................................   $   1.00      $   1.00   $   1.00   $   1.00   $   1.00
                                                     --------      --------   --------   --------   --------
Income from Investment Operations:
      Net investment income(a) ...................       0.01          0.03       0.05       0.04       0.02
                                                     --------      --------   --------   --------   --------
   Total income from investment operations .......       0.01          0.03       0.05       0.04       0.02
                                                     --------      --------   --------   --------   --------
Less Distributions from:
      Investment income ..........................      (0.01)        (0.03)     (0.05)     (0.04)     (0.02)
                                                     --------      --------   --------   --------   --------
   Total Distributions ...........................      (0.01)        (0.03)     (0.05)     (0.04)     (0.02)
                                                     --------      --------   --------   --------   --------
NET ASSET VALUE,
   End of year ...................................   $   1.00      $   1.00   $   1.00   $   1.00   $   1.00
                                                     ========      ========   ========   ========   ========
   Total Return(b) ...............................       0.63%         3.36%      5.33%      4.52%      2.44%
Ratios/Supplemental Data:
Net Assets at the end of year (in thousands) .....   $944,997      $823,406   $417,772   $256,798   $251,000
Ratios to average net assets:
   Expenses net of waivers and reimbursements ....       0.20%(c)      0.19%      0.14%      0.14%      0.13%
   Expenses before waivers and reimbursements ....       0.36%         0.37%      0.34%      0.38%      0.32%
   Net investment income (net of waivers
      and reimbursements) ........................       0.52%         2.93%      5.20%      4.48%      2.36%
   Net investment income (before waivers
      and reimbursements) ........................       0.36%         2.75%      5.00%      4.24%      2.17%

----------
(a)  Calculated based on average units outstanding.

(b) Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.

(c) The Money Market Portfolio's participation in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds represented an expense of 0.02% for the year ended August 31, 2009.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH YEAR

                                                           ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO
                                                     ----------------------------------------------------
                                                                    YEARS ENDED AUGUST 31,
                                                     ----------------------------------------------------
                                                       2009       2008       2007       2006       2005
                                                     --------   --------   --------   --------   --------
NET ASSET VALUE,
Beginning of year ................................   $   9.45   $   9.45   $   9.43   $   9.43   $   9.48
                                                     --------   --------   --------   --------   --------
Income from Investment Operations:
      Net investment income(a)(b) ................       0.19       0.34       0.43       0.34       0.22
      Net realized and unrealized gain (loss)
         on investment transactions ..............       0.17       0.05       0.06       0.04      (0.01)
                                                     --------   --------   --------   --------   --------
   Total income from investment operations .......       0.36       0.39       0.49       0.38       0.21
                                                     --------   --------   --------   --------   --------
Less Distributions from:
      Investment income(b) .......................      (0.20)     (0.38)     (0.47)     (0.38)     (0.26)(c)
      Capital ....................................         --      (0.01)        --         --         --
                                                     --------   --------   --------   --------   --------
   Total Distributions ...........................      (0.20)     (0.39)     (0.47)     (0.38)     (0.26)
                                                     --------   --------   --------   --------   --------
NET ASSET VALUE,
   End of year ...................................   $   9.61   $   9.45   $   9.45   $   9.43     $ 9.43
                                                     ========   ========   ========   ========   ========
   Total Return(d) ...............................       3.85%      4.17%      5.35%      4.12%      2.28%
Ratios/Supplemental Data:
Net Assets at the end of year (in thousands) .....   $362,641   $336,303   $283,337   $384,020   $587,858
Ratios to average net assets:
   Expenses net of waivers and reimbursements ....       0.35%      0.38%      0.35%      0.35%      0.35%
   Expenses before waivers and reimbursements ....       0.35%      0.41%      0.39%      0.38%      0.36%
   Net investment income (net of waivers
      and reimbursements) ........................       1.96%      3.54%      4.54%      3.57%      2.42%
   Net investment income (before waivers
      and reimbursements) ........................       1.96%      3.51%      4.50%      3.54%      2.41%
   Portfolio Turnover Rate(e) ....................        179%       162%       107%        52%        68%

----------
(a)  Calculated based on average units outstanding.

(b) Net investment income per unit differs from Distributions to Unitholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.

(c) Includes amounts less than $0.005 that are distributions from paid-in capital.

(d) Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.

(e) There was no effect to the portfolio turnover rate due to mortgage dollar roll transactions for the year ended August 31, 2007. Prior years include the effect of mortgage dollar roll transactions, if any. There were no mortgage dollar roll transactions for the years ended August 31, 2008 and 2009.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH YEAR

                                                                     SHORT DURATION PORTFOLIO
                                                     -------------------------------------------------------
                                                                      YEARS ENDED AUGUST 31,
                                                     -------------------------------------------------------
                                                       2009       2008          2007       2006       2005
                                                     --------   --------      --------   --------   --------
NET ASSET VALUE,
Beginning of year ................................   $   9.44   $   9.50      $   9.51   $   9.59   $   9.72
                                                     --------   --------      --------   --------   --------
Income from Investment Operations:
      Net investment income(a)(b) ................       0.27       0.37          0.41       0.37       0.31
      Net realized and unrealized gain (loss)
         on investment transactions ..............       0.16      (0.01)         0.03      (0.07)     (0.13)
                                                     --------   --------      --------   --------   --------
   Total income from investment operations .......       0.43       0.36          0.44       0.30       0.18
                                                     --------   --------      --------   --------   --------
Less Distributions from:
      Investment income(b) .......................      (0.29)     (0.42)        (0.45)     (0.38)     (0.31)
                                                     --------   --------      --------   --------   --------
   Total Distributions ...........................      (0.29)     (0.42)        (0.45)     (0.38)     (0.31)
                                                     --------   --------      --------   --------   --------
NET ASSET VALUE,
   End of year ...................................   $   9.58   $   9.44      $   9.50   $   9.51   $   9.59
                                                     ========   ========      ========   ========   ========
      Total Return(c) ............................       4.60%      3.83%         4.77%      3.25%      1.91%
Ratios/Supplemental Data:
Net Assets at the end of year (in thousands) .....   $386,244   $372,293      $431,246   $678,062   $721,650
Ratios to average net assets:
   Expenses ......................................       0.34%      0.39%(d)      0.32%      0.32%      0.31%
   Net investment income .........................       2.87%      3.88%(d)      4.31%      3.90%      3.19%
   Portfolio Turnover Rate (e) ...................        293%       241%          122%       126%       235%

----------
(a)  Calculated based on average units outstanding.

(b) Net investment income per unit differs from Distributions to Unitholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.

(c) Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.

(d) Custody credits earned in the year ended August 31, 2008 had no effect on ratios.

(e) There was no effect to the portfolio turnover rate due to mortgage dollar roll transactions for the year ended August 31, 2007. Prior years include the effect of mortgage dollar roll transactions, if any. There were no mortgage dollar roll transactions for the years ended August 31, 2008 and 2009.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED AUGUST 31, 2009

NOTE 1. ORGANIZATION

Trust for Credit Unions (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company consisting of three diversified portfolios: Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio (collectively, "the Portfolios" or individually a "Portfolio"). Units of the Portfolios are offered for sale solely to state and federally chartered credit unions.

The Money Market Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality money market instruments authorized under the Federal Credit Union Act. The Ultra-Short Duration Government and Short Duration Portfolios seek to achieve a high level of current income, consistent with low volatility of principal and relatively low volatility of principal, respectively, by investing in obligations authorized under the Federal Credit Union Act.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios. The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. INVESTMENT VALUATION

For the Ultra-Short Duration Government and Short Duration Portfolios, investments in mortgage-backed, asset-backed and U.S. Treasury obligations for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Securities of the Money Market Portfolio and short-term debt obligations maturing in sixty days or less for the Ultra-Short Duration Government Portfolio and Short Duration Portfolio are valued at amortized cost, which approximates market value. Portfolio securities for which accurate market quotations are not readily available due to, among other factors, current market trading activity, credit quality and default rates, are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Portfolios' Board of Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"), which is effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Portfolios have adopted FAS 157 as of March 1, 2008. The three levels of the fair value hierarchy under FAS 157 are described below:

     Level 1 - quoted prices in active markets for identical securities

     Level 2 - significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly," ("FSP 157-4"). FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for an asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 expands the three-level hierarchy disclosure and the level three roll-forward disclosure for each major security type as described in paragraph 19 of FAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities."

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value each Portfolio's net assets as of August 31, 2009 is as follows:

                                                 INVESTMENTS IN SECURITIES
                                        ------------------------------------------
                                                        ULTRA-SHORT
                                            MONEY        DURATION         SHORT
                                           MARKET       GOVERNMENT      DURATION
VALUATION INPUTS                          PORTFOLIO      PORTFOLIO     PORTFOLIO
----------------                        ------------   ------------   ------------
Level 1 - Quoted Prices..............   $         --   $         --   $        --
Level 2 - Significant
   Observable Inputs.................    962,866,830    369,779,244    394,276,304
Level 3 - Significant
   Unobservable Inputs...............             --             --             --
                                        ------------   ------------   ------------
TOTAL MARKET VALUE OF INVESTMENTS ...   $962,866,830   $369,779,244   $394,276,304
                                        ============   ============   ============

B. SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

All paydown gains and losses are classified as interest income in the accompanying Statements of Operations in accordance with GAAP. Market discounts, original issue discounts and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security.

TRUST FOR CREDIT UNIONS
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED AUGUST 31, 2009 (CONTINUED)

C. FEDERAL TAXES

It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, (the "Code") applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its unitholders. Accordingly, no federal tax provisions are required. Income distributions to unitholders are recorded on the ex-dividend date, declared daily and paid monthly by the Portfolios. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.

The characterization of distributions to unitholders for financial reporting purposes is determined in accordance with U.S. federal income tax rules, which may differ from GAAP. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from net investment income, net realized gains or as a tax return of capital.

Generally, paydown gains and losses are recorded as increases (paydown gains) or decreases (paydown losses) against capital gains for tax purposes. The Ultra-Short Duration Government and Short Duration Portfolios have elected to accrete and amortize market discounts and premiums on portfolio securities for tax purposes based on the securities' yield to purchase. For the current year, net amortization is reducing ordinary income available for distribution.

On July 13, 2006, FASB released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance as to how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolios' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows for implementation of FIN 48 in a Portfolio's NAV calculations as late as the Portfolio's last NAV calculation in the first required financial statement reporting period. As of August 31, 2009, management has evaluated the application of FIN 48 to the Portfolios and has determined that there is no material impact on the Portfolios' financial statements. Tax years prior to 2005 are closed (not subject to examination by tax authorities) due to the expiration of the statute of limitations; all other tax years are open.

D. EXPENSES

Expenses incurred by the Portfolios that do not specifically relate to an individual Portfolio are generally allocated to the Portfolios based on each Portfolio's relative average net assets for the period.

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolios, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Portfolios may be delayed or limited and there may be a decline in the value of the collateral during the period while the Portfolios seek to assert their rights.The underlying securities for all repurchase agreements are held in safekeeping at the Portfolios' regular custodian or at a custodian specifically designated for purposes of the repurchase agreement under triparty repurchase agreements.

F. WHEN-ISSUED SECURITIES

Consistent with National Credit Union Administration ("NCUA") rules and regulations, the Ultra-Short Duration Government and Short Duration Portfolios may purchase or sell securities in when-issued transactions. The value of a when-issued security sale is recorded as an asset and a liability on the Portfolios' records with the difference between its market value and expected cash proceeds recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security sold. Losses may arise due to changes in the market value of the security or from the inability of counterparties to meet the terms of the transaction.

G. MORTGAGE DOLLAR ROLLS

The Ultra-Short Duration Government and Short Duration Portfolios may enter into mortgage "dollar rolls" in which the Portfolios sell securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Portfolios treat mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. During the settlement period between the sale and repurchase, the Portfolios will not be entitled to accrue interest and/or receive principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolios may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Portfolios' use of proceeds of the transaction may be restricted pending a determination by, or with respect to, the other party. The Portfolios did not enter into mortgage dollar rolls during the year ended August 31, 2009.

NOTE 3. AGREEMENTS

A. ADVISORY AGREEMENT

Goldman Sachs Asset Management, L.P. ("GSAM"), an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser pursuant to an Advisory Agreement (the "Agreement") with the Trust on behalf of the Portfolios. Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trust's Board of Trustees. As compensation for services rendered pursuant to the Agreement and the assumption of the expenses related thereto, GSAM is entitled to a fee ("advisory fee"), computed daily and payable

TRUST FOR CREDIT UNIONS
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED AUGUST 31, 2009 (CONTINUED)

monthly, at the following annual rates as a percentage of each respective Portfolio's average daily net assets:

                                                                     CONTRACTUAL
PORTFOLIO                                       ASSET LEVEL              RATE
---------                                -------------------------   -----------
Money Market                             up to $300 million             0.20%
                                         in excess of $300 million      0.15
Ultra-Short Duration Government and      first $250 million             0.18
   Short Duration(1)                     next $250 million              0.16
                                         in excess of $500 million      0.14

----------
(1) Advisory fee rate is based on the aggregate average net assets of the Ultra-Short Duration Government and Short Duration Portfolios. Fees are charged on a pro rata basis between the Portfolios.

GSAM has voluntarily agreed to limit its advisory fee with respect to the Money Market Portfolio to 0.07% of average daily net assets. This voluntary limitation may be modified or eliminated by GSAM in the future at its discretion. For the year ended August 31, 2009, GSAM waived advisory fees amounting to $1,098,391.

B. ADMINISTRATION AGREEMENT

Callahan Credit Union Financial Services Limited Liability Limited Partnership ("CUFSLP") serves as the Portfolios' administrator pursuant to an Administration Agreement. Callahan Financial Services, Inc. ("CFS") serves as a general partner to CUFSLP, which includes 39 major credit unions that are limited partners. PNC Global Investment Servicing (U.S.) Inc. ("PNC"), an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., provides additional administrative services pursuant to an Administration and Accounting Services Agreement. As compensation for services rendered pursuant to their respective Agreements, CUFSLP and PNC are entitled to the following fees, computed daily and payable by the Portfolios monthly, at the following annual rates as a percentage of each respective Portfolio's average daily net assets:

                                                                 CUFSLP     PNC
PORTFOLIO                                                          FEE    FEE(1)
---------                                                        ------   ------
Money Market                                                      0.10%    0.02%
Ultra-Short Duration Government                                   0.05     0.02
Short Duration                                                    0.05     0.02

----------
(1) In addition, there is an annual base fee of $10,000 for the Money Market Portfolio and $50,000 for the Ultra-Short Duration Government and Short Duration Portfolios.

Effective February 1, 2009, CUFSLP has voluntarily agreed to limit its administration fee with respect to the Money Market Portfolio to annual percentage rates equal to 0.05% of the first $300 million, 0.04% of the next $700 million, 0.03% of the next $1 billion, and 0.02% over $2 billion of the Portfolio's average daily net assets. This voluntary limitation may be modified or eliminated by CUFSLP in the future at its discretion. Prior to February 1, 2009, CUFSLP voluntarily agreed to limit its administration fee with respect to the Money Market Portfolio to 0.02% of average daily net assets. For the year ended August 31, 2009, CUFSLP waived administration fees amounting to $794,961.

C. OTHER AGREEMENTS

CUFSLP has agreed that to the extent the total annualized expenses (excluding interest, taxes, brokerage and extraordinary expenses (including, without limitation, fees payable for participation in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds), exclusive of any custody expense reductions) (the "Expenses") of the Money Market Portfolio exceed 0.20% of the average daily net assets, CUFSLP will either reduce the administration fees otherwise payable or pay such expenses of the Money Market Portfolio. In addition, the Money Market Portfolio is not obligated to reimburse CUFSLP for prior fiscal year expense reimbursements, if any. For the year ended August 31, 2009, no expenses were required to be reimbursed by CUFSLP under this agreement.

CFS serves as exclusive distributor of units of the Portfolios. For the year ended August 31, 2009, CFS had not received any compensation for this service.

PNC serves as transfer agent of the Portfolios and receives a fee ("transfer agent fee") from each Portfolio. The transfer agent fee is calculated monthly based on a fixed amount and is assessed on the number of accounts serviced during the month.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the Ultra-Short Duration Government and Short Duration Portfolios for the year ended August 31, 2009 were as follows:

                                                    ULTRA-SHORT
                                                     DURATION          SHORT
                                                    GOVERNMENT        DURATION
                                                     PORTFOLIO       PORTFOLIO
                                                   ------------   --------------
Purchases of U.S. Government and agency
   obligations .................................   $505,958,004   $1,050,084,668
Purchases (excluding U.S. Government and agency
   obligations) ................................     42,193,337       30,087,826
Sales or maturities of U.S. Government and
   agency obligations ..........................    313,397,155    1,016,167,635
Sales or maturities (excluding U.S. Government
   and agency obligations) .....................    199,312,944       14,308,864

NOTE 5. LINE OF CREDIT FACILITY

Effective January 14, 2008, the Ultra-Short Duration Government and Short Duration Portfolios participate in a $10,000,000 committed, unsecured revolving line of credit facility with PNC Bank, National Association (the "Bank"). Under the most restrictive arrangement, the Portfolios must own securities having a market value in excess of 300% of its total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate plus applicable margin. This committed facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. At a meeting held on January 7, 2009, the Board of Trustees determined not to renew the Bank facility and it terminated on January 13, 2009. For the year ended August 31, 2009, the Portfolios did not have any borrowings under the Bank facility.

TRUST FOR CREDIT UNIONS
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED AUGUST 31, 2009 (CONTINUED)

NOTE 6. OTHER MATTERS

Exemptive Order--Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Money Market Portfolio may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.

NOTE 7. TAX INFORMATION

The tax character of distributions paid for the fiscal year ended August 2009 was as follows:

                                                       ULTRA-SHORT
                                             MONEY       DURATION       SHORT
                                            MARKET      GOVERNMENT    DURATION
                                           PORTFOLIO    PORTFOLIO     PORTFOLIO
                                          ----------   -----------   -----------
Distributions paid from:
Ordinary income .......................   $6,155,512    $6,491,840   $11,170,554
Long Term Capital Gains ...............       26,500            --            --
                                          ----------    ----------   -----------
Total taxable distributions ...........   $6,182,012    $6,491,840   $11,170,554
                                          ==========    ==========   ===========

The tax character of distributions paid for the fiscal year ended
August 2008 was as follows:

                                                       ULTRA-SHORT
                                            MONEY        DURATION       SHORT
                                            MARKET      GOVERNMENT    DURATION
                                          PORTFOLIO     PORTFOLIO     PORTFOLIO
                                         -----------   -----------   -----------
Distributions paid from:
Ordinary income .......................  $24,695,384   $12,488,399   $16,887,583
Return of capital .....................           --       254,048            --
                                         -----------   -----------   -----------
Total taxable distributions ...........  $24,695,384   $12,742,447   $16,887,583
                                         ===========   ===========   ===========

As of August 31, 2009, the components of accumulated earnings (losses) on a tax basis for the Money Market Portfolio, the Ultra-Short Duration Government Portfolio and the Short Duration Portfolio were as follows:

                                                     ULTRA-SHORT
                                           MONEY       DURATION         SHORT
                                           MARKET     GOVERNMENT      DURATION
                                         PORTFOLIO     PORTFOLIO      PORTFOLIO
                                         ---------   ------------   ------------
Undistributed ordinary income--net ...   $ 233,817   $         --   $         --
   Total undistributed earnings ......   $ 233,817   $         --   $         --
Capital loss carryforward(1) .........          --    (41,756,594)   (14,217,576)
Timing differences
   (dividends payable and post October
   losses) ...........................    (106,924)      (363,205)    (7,203,036)
Unrealized gains--net ................          --      1,636,035      1,141,091
                                         ---------   ------------   ------------
Total accumulated losses--net ........   $ 126,893   $(40,483,764)  $(20,279,521)
                                         =========   ============   ============

----------
(1) The amount and year of expiration for each capital loss carryforward is indicated below. Expiration occurs on August 31 of the year indicated.

                                                     ULTRA-SHORT
                                                       DURATION         SHORT
                                                      GOVERNMENT      DURATION
                                                       PORTFOLIO      PORTFOLIO
                                                     ------------   ------------
2012                                                 $(17,598,877)  $        --
2013                                                  (18,747,166)   (2,820,598)
2014                                                   (3,307,602)   (6,143,309)
2015                                                   (1,903,494)   (5,253,669)
2016                                                     (199,455)           --

There were no significant book to tax differences for the Money Market Portfolio as of August 31, 2009.

The amortized cost for the Money Market Portfolio stated in the accompanying Statements of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes. At August 31, 2009, the Portfolios' aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

                                                     ULTRA-SHORT
                                                       DURATION         SHORT
                                                      GOVERNMENT      DURATION
                                                       PORTFOLIO      PORTFOLIO
                                                     ------------   ------------
Tax Cost .........................................   $368,143,209   $393,135,213
                                                     ============   ============
Gross unrealized gain ............................      2,165,652      5,443,086
Gross unrealized loss ............................       (529,617)    (4,301,995)
                                                     ------------   ------------
Net unrealized gain ..............................   $  1,636,035      1,141,091
                                                     ============   ============

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to accretion of market discounts, amortization of market premiums, and wash sale deferrals.

In order to present certain components of the Portfolios' capital accounts on a tax basis, certain reclassifications have been recorded to the Portfolios' accounts. These reclassifications have no impact on the net asset value of the Portfolios. Reclassifications result primarily from expiration of capital loss carryforwards and the difference in the tax treatment of paydown losses, market discounts and market premiums.

                                                      ACCUMULATED
                                                     UNDISTRIBUTED   ACCUMULATED
                                                          NET           NET
                                          PAID-IN      INVESTMENT     REALIZED
PORTFOLIO                                 CAPITAL        INCOME         LOSS
---------                                ---------   -------------   -----------
Money Market .........................   $      --     $126,490       $(126,490)
Ultra-Short Duration Government ......    (236,580)     (45,107)        281,687
Short Duration .......................    (277,577)     112,633         164,944

NOTE 8. CREDIT AND CONCENTRATION RISK

The Portfolios may invest a portion of their assets in securities of issuers that hold mortgage securities, including residential mortgages. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in the interest rates.

The Ultra-Short Duration Government and Short Duration Portfolios may also invest in multiple class mortgage-related securities, including collateralized mortgage obligations and

TRUST FOR CREDIT UNIONS
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED AUGUST 31, 2009 (CONTINUED)

REMIC pass-through or participation certificates (collectively, "CMOs"). These multiple class securities may be mortgage-related securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, including the Federal National Mortgage Association and Federal Home Loan Mortgage Corp. or, in the case of the Short Duration Portfolio, private mortgage-related securities issued by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs represent direct ownership interests in a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The Portfolios may not purchase residual interests, but may purchase other types of interests. Each class of a CMO, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying a CMO may cause some or all of the classes of the CMO to be retired substantially earlier than its final distribution date. The principal of and interest on the Mortgage Assets may be allocated among several classes of a CMO in various ways.

NOTE 9. TEMPORARY GUARANTEE PROGRAM

On October 3, 2008, the Board of Trustees of the Trust approved the participation by the Money Market Portfolio in the Temporary Guarantee Program for Money Market Funds (the "Program") established by the United States Department of the Treasury (the "U.S. Treasury"). On December 4, 2008, the Board of Trustees approved the Money Market Portfolio's continued participation in the Program through April 30, 2009.

Under the Program, the U.S. Treasury guaranteed to investors in participating money market funds that they will receive $1.00 for each money market fund share held as of the close of business on September 19, 2008, subject to certain limitations described below. The guarantee will be triggered if the Money Market Portfolio "breaks the buck," that is, if its net asset value per unit falls below $0.995 (a "Guarantee Event"). For each unitholder of the Money Market Portfolio, the Program provides a guarantee for the lesser of (a) the number of units of the Money Market Portfolio owned by the unitholder at the close of business on September 19, 2008, or (b) the number of units of the Money Market Portfolio owned by the unitholder on the date of the Guarantee Event. Any additional investments made by a unitholder after September 19, 2008 in excess of the amount held on that date will not be covered. The Program only covers the units of investors who were unitholders of the Money Market Portfolio on September 19, 2008.

The Program provides coverage only if a Guarantee Event occurs during the term of the Program. If a Guarantee Event occurs, the Money Market Portfolio would be required to liquidate and comply with certain other requirements for any unitholder to be entitled to payments under the Program. The Program covers the difference between the amount received by a unitholder in connection with such liquidation and $1.00 per unit, for any units covered by the guarantee, subject to the overall amount available to all funds participating in the Program.

In liquidation, those units not covered by the Program may receive less than $1.00 per unit. Guarantee payments under the Program to all participating money market funds will not exceed the amount available within the U.S. Treasury's Exchange Stabilization Fund on the date of payment. The Money Market Portfolio bears the expense of its participation in the Program (without regard to any expense limitation currently in effect), and therefore all unitholders bear this expense, irrespective of the extent of their coverage. For the initial term of the Program, the fee for participation was 0.01% of the net asset value of the Money Market Portfolio as of September 19, 2008. For the term of the Program ending April 30, 2009, the fee for participation was 0.015% of the net asset value of the Money Market Portfolio as of September 19, 2008. For the period from September 19, 2008 through August 31, 2009, the Portfolio accrued $251,166 in fees in connection with its participation in the Program. The fee is included in "Money market government insurance expense" on the Statement of Operations.

On April 9, 2009, the Board of Trustees, after consultation with GSAM, determined to discontinue the participation of the Money Market Portfolio in the Program effective as of April 30, 2009. If a Guarantee Event occurs after April 30, 2009, neither the Money Market Portfolio nor its unitholders will be entitled to any payment under the Program.

The Program expired on September 18, 2009.

NOTE 10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Portfolios through October 23, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Unitholders and Trustees of
Trust for Credit Unions:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Trust for Credit Unions (comprising the Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio, collectively, the "Portfolios") as of August 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period ended August 31, 2009. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended August 31, 2007 were audited by other auditors whose report dated October 30, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Trust for Credit Unions (comprising the Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio) at August 31, 2009, the results of their operations, the changes in their net assets and their financial highlights for each of the two years in the period ended August 31, 2009, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Boston, Massachusetts
October 23, 2009

TRUST FOR CREDIT UNIONS
ADDITIONAL INFORMATION (UNAUDITED)

TAX INFORMATION

For the year ended August 31, 2009, the amount of long-term capital gain distributions designated by the Money Market Portfolio was $26,500.

PORTFOLIO EXPENSES - SIX MONTH PERIOD ENDED AUGUST 31, 2009

As a unitholder of the Portfolios, you incur ongoing costs, including management fees, administration fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2009 through August 31, 2009.

Actual Expenses - The first line of the table below provides information about actual account values and actual expenses.You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid" to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a unitholder of the Portfolios, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholder may incur transaction costs.

                                                       ULTRA-SHORT DURATION GOVERNMENT
                       MONEY MARKET PORTFOLIO                     PORTFOLIO                   SHORT DURATION PORTFOLIO
                 ----------------------------------  ----------------------------------  ----------------------------------
                                         EXPENSES                            EXPENSES                            EXPENSES
                 BEGINNING    ENDING   PAID FOR THE  BEGINNING    ENDING   PAID FOR THE  BEGINNING    ENDING   PAID FOR THE
                  ACCOUNT    ACCOUNT     6 MONTHS     ACCOUNT    ACCOUNT     6 MONTHS     ACCOUNT    ACCOUNT     6 MONTHS
                   VALUE      VALUE        ENDED       VALUE      VALUE        ENDED       VALUE      VALUE        ENDED
                   3/1/09    8/31/09     8/31/09*     3/1/09     8/31/09     8/31/09*     3/1/09     8/31/09     8/31/09*
                 ---------  ---------  ------------  ---------  ---------  ------------  ---------  ---------  ------------
Actual           $1,000.00  $1,001.20      $1.01     $1,000.00  $1,013.30     $1.78      $1,000.00  $1,032.50     $1.74
Hypothetical 5%
Return            1,000.00   1,024.20+      1.02      1,000.00   1,023.44+     1.79       1,000.00   1,023.49+     1.73

----------
* Expenses are calculated using each Portfolio's annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2009. Expenses are calculated by multiplying the annualized expense ratio by the average account value for such period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.20%, 0.35% and 0.34% for the Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio, respectively.

+ Hypothetical expenses are based on the Portfolios' actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

TRUST FOR CREDIT UNIONS
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

STATEMENT REGARDING BASIS FOR APPROVAL OF ADVISORY AGREEMENT

The Trustees oversee the management of Trust for Credit Unions (the "Trust"), and review the investment performance and expenses of the investment portfolios covered by this Report (the "Portfolios") at quarterly meetings held during the Portfolios' fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust's investment advisory agreement (the "Advisory Agreement") with Goldman Sachs Asset Management, L.P. (the "Investment Adviser") for the Portfolios.

The Advisory Agreement was most recently approved by the Trustees, all of whom are not parties to the Advisory Agreement or "interested persons" (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the "Independent Trustees"), on March 30, 2009 (the "Annual Contract Meeting").

At the Annual Contract Meeting the Trustees reviewed matters that included: (a) the Portfolios' investment advisory fee arrangements; (b) the Portfolios' investment performance; (c) the quality of the Investment Adviser's services;
(d) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (e) the Investment Adviser's financial resources; (f) the terms of the Advisory Agreement; (g) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment advisory agreements; and (h) the Investment Adviser's credit research process, trade aggregation and allocation policies and employee trading practices. At the Annual Contract Meeting, the Trustees also considered the expenses paid by the Portfolios and the Portfolios' expense trends over time.

In connection with the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. During the course of their deliberations, the Independent Trustees met in executive session without employees of the Investment Adviser present.

In evaluating the Advisory Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge of the Investment Adviser's services and the Portfolios resulting from their meetings and other interactions throughout the year with the Investment Adviser. At those meetings the Trustees received materials relating to the Investment Adviser's investment management services under the Advisory Agreement, including: (a) information on the investment performance of the Portfolios in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Portfolios invest; (c) compliance reports; and (d) expenses borne by the Portfolios.

In connection with their approval of the Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. The Trustees concluded that the Investment Adviser had substantial resources to provide services to the Trust; that the Investment Adviser's services had been acceptable; and that the Investment Adviser had been responsive to requests made by the Trustees and to regulatory and industry changes.

Information on the Portfolios' investment performance was provided for one, three, five and ten year periods. The Trustees considered the Portfolios' investment performance in light of their performance benchmarks and the performance of other unaffiliated mutual funds, the investment objectives and credit parameters applicable to the Portfolios and the current economic environment. The Trustees concluded that the investment performance of each of the Portfolios as compared to their respective benchmarks and such other unaffiliated mutual funds was acceptable.

The Trustees also considered the contractual fee rates payable by the Portfolios under the Advisory Agreement. In this regard, information on the fees paid by the Portfolios and the Portfolios' total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for other unaffiliated mutual funds. Most of the comparisons of the Portfolios' fee rates and total operating expense ratios were prepared by a third-party consultant. The Trustees found the industry and peer group comparisons to be helpful in their deliberations.

The Trustees also reviewed analyses prepared by a third party consultant of the expense rankings of the Portfolios. The analyses provided a comparison of the Portfolios' management fees to relevant peer groups and category universes; an expense analysis which compared each Portfolio's expenses to a peer group and a category universe; and a five-year history of each Portfolio's expenses.

In addition, the Trustees reviewed information regarding the Investment Adviser's potential economies of scale, and whether the Portfolios and their shareholders were participating in the benefits of these economies. In this regard, the Trustees considered the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them, and information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. In this connection, the Trustees noted that the current investment advisory fee for the Money Market Portfolio had a breakpoint at the $300 million asset level (from 0.20% to 0.15%), although the Investment Adviser was currently waiving voluntarily its investment advisory fee to a lower level (0.07%). In addition, the Trustees noted that the aggregate investment advisory fee for the Ultra-Short Duration Government Portfolio and Short Duration Portfolio had breakpoints at the $250 million and $500 million asset levels (from 0.18% to 0.16% and from 0.16% to 0.14%). The Trustees further noted that the Portfolios' investment advisory fee rates and ordinary operating expense ratios were among the lowest in the mutual fund industry, which would appear to indicate that the Portfolios were sharing in economies of scale at their current asset levels.

The Trustees also considered the ancillary benefits derived by the Investment Adviser and its affiliates from the Portfolios. In addition, the Trustees reviewed the Investment Adviser's methodologies used to allocate its costs in determining profitability, a description of revenue and expense components in the Investment Adviser's profitability analysis, and schedules showing the Investment Adviser's revenues, expenses and pre-tax profits in managing the Portfolios.

After reviewing the information regarding the Investment Adviser's costs, profitability and economies of scale, and after considering the Investment Adviser's services, the Trustees concluded that the investment advisory fees paid by the Portfolios were fair and reasonable and that the Advisory Agreement should be approved and continued.

TRUST FOR CREDIT UNIONS
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

TRUSTEES AND OFFICERS (UNAUDITED)(1)

                                                                                                  NUMBER OF
                                                    TERM OF                                     PORTFOLIOS IN
                                                  OFFICE AND                                         FUND           OTHER
                                                   LENGTH OF                                       COMPLEX      DIRECTORSHIPS
                               POSITION(S) HELD      TIME          PRINCIPAL OCCUPATION(S)       OVERSEEN BY       HELD BY
 NAME, AGE AND ADDRESS(2)         WITH TRUST       SERVED(3)         DURING PAST 5 YEARS          TRUSTEE(4)      TRUSTEE(5)
----------------------------   ----------------   ----------   ------------------------------   -------------   -------------
INDEPENDENT TRUSTEES:
James C. Barr Age: 73          Trustee            Since 1989   Licensed Realtor, Commonwealth         3              None
                                                               of Virginia (2003-Present);
                                                               Managing Member, J.C.B.
                                                               Enterprises, L.L.C. (March
                                                               1997-Present); Chief Executive
                                                               Officer, National Milk
                                                               Producers Federation (March
                                                               1985-March 1997).

Robert M. Coen Age: 70         Trustee            Since 1989   Professor Emeritus of                  3              None
                                                               Economics, Northwestern
                                                               University (September
                                                               2007-present); Professor of
                                                               Economics, Northwestern
                                                               University (September 1975 to
                                                               August 2007).

Rudolf J. Hanley Age: 66       Chairman and       Since 2003   President and Chief Executive          3              None
                               Trustee                         Officer, SchoolsFirst Federal
                                                               Credit Union (September
                                                               1982-Present).

Stanley Hollen Age: 59         Vice Chairman      Since        President and Chief Executive          3              None
                               and Trustee        December     Officer, Co-Op Financial
                                                  2007         Services (credit union-owned
                                                               electronic funds transfer
                                                               network and processor) (June
                                                               2005-Present); President and
                                                               Chief Executive Officer,
                                                               Liberty Enterprises (credit
                                                               union-focused check printing,
                                                               payment systems, marketing and
                                                               technology solution provider)
                                                               (September 2002 to June 2005).

Gary Oakland Age: 56           Trustee            Since 1999   President and Chief Executive          3              None
                                                               Officer, Boeing Employees
                                                               Credit Union (July
                                                               1986-Present).

Eugene A. O'Rourke Age: 64     Trustee            Since        Director, RSM McGladrey                3              None
                                                  December     Consultants (accounting and
                                                  2007         consulting to credit unions)
                                                               (1974-Present); Executive
                                                               Managing Director (1980-2005).

Joe Peek Age: 60               Trustee            Since        Gatton Chair in International          3              None
                                                  December     Banking and Financial
                                                  2007         Economics, University of
                                                               Kentucky (2000-Present); Joe
                                                               Peek, Consulting (2002-Present).

Wendell A. Sebastian Age: 65   Trustee            Since 1989   President and Chief Executive          3              None
                                                               Officer, GTE Federal Credit
                                                               Union (January 1998-Present).

(1) The Portfolios' Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request, by calling 1-800-342-5828 or 1-800-237-5678.

(2) Each Trustee may be contacted by writing to the Trustee, c/o Callahan Credit Union Financial Services LLLP, 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036-5504.

(3) Each Trustee serves for an indefinite term until the next meeting of unitholders, if any, called for the purpose of considering the election or re-election of such Trustee, or until such Trustee sooner dies, resigns, retires or is removed.

(4) The Fund Complex includes all registered investment companies that are advised by GSAM or one of its affiliates.

(5) Directorships of companies required to report to the Securities and Exchange Commission under the Securities and Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

TRUST FOR CREDIT UNIONS
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

TRUSTEE AND OFFICERS (UNAUDITED) (CONTINUED)

                                                       TERM OF
                                                     OFFICE AND
                                                      LENGTH OF
                                  POSITION(S) HELD      TIME
     NAME, AGE AND ADDRESS           WITH TRUST       SERVED(1)              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------------   ----------------   ----------   ------------------------------------------------------------------
OFFICERS OF THE TRUST:
Charles W. Filson, 64                 President      Since 1998   Director and President, Callahan Financial Services, Inc. ("CFS")
1001 Connecticut Ave., N.W.                                       (November 2001-Present); Treasurer, CFS (October 1987-Present).
Suite 1001
Washington, D.C. 20036

Jonathan K. Jeffreys, 30           Vice President    Since 2008   Vice President, CFS (June 2001-Present).
1001 Connecticut Ave., N.W.
Suite 1001
Washington, D.C. 20036

Jay E. Johnson, 41                    Treasurer      Since 2008   Executive Vice President, CFS (December 2001-Present).
1001 Connecticut Ave., N.W.
Suite 1001
Washington, D.C. 20036

Mary Jo Reilly, 60                    Secretary      Since 2008   Partner, Drinker Biddle & Reath LLP (law firm) (1998-Present).
Drinker Biddle & Reath LLP
One Logan Square,
18th & Cherry Streets
Philadelphia, PA 19103-6996

Colleen Cummings, 37                  Assistant      Since 2008   Vice President and Senior Director, Fund Accounting and
PNC Global Investment Servicing       Treasurer                   Administration, PNC (January 2008-Present); Vice President and
   (U.S.) Inc. ("PNC")                                            Director, PNC (2004-2007); Manager, PNC (1998-2004).
4400 Computer Drive
Westborough, MA 01581

Peter V. Bonanno(2), 42               Assistant      Secretary,   Managing Director, Goldman Sachs (December 2006-Present); Vice
32 Old Slip                           Secretary      2006-2008;   President and Associate General Counsel, Goldman Sachs (2002-
New York, NY 10005                                    Assistant   Present); Vice President and Assistant General Counsel, Goldman
                                                     Secretary,   Sachs (1990-2002). Secretary - Goldman Sachs Mutual Fund Complex
                                                     since 2008   (registered investment companies).

David Lebisky, 37                     Assistant      Since 2008   Vice President and Senior Director, Regulatory Administration, PNC
PNC Global Investment Servicing       Secretary                   (January 2007-Present); Vice President and Director, PNC
   (U.S.) Inc. ("PNC")                                            (2002-2007).
760 Moore Road
King of Prussia, PA 19406

(1) Each officer is elected by the Board of Trustees of the Trust. The President, Treasurer and Secretary each serve until the next annual meeting of the Trustees and until his or her successor is chosen and qualified or until his or her death, resignation, removal or disqualification. Each of the other officers holds office at the pleasure of the Trustees.

(2) Mr. Bonanno holds positions as an officer with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser and/or distributor.

                       THIS PAGE LEFT INTENTIONALLY BLANK

                                  (TRUST LOGO)
                                FOR Credit Unions

TRUSTEES
Rudolf J. Hanley, CHAIRMAN
Stanley Hollen, VICE CHAIRMAN
James C. Barr
Robert M. Coen
Gary Oakland
Eugene A. O'Rourke
Joe Peek
Wendell A. Sebastian

OFFICERS
Charles W. Filson, PRESIDENT
Jonathan K. Jeffreys, VICE PRESIDENT
Jay E. Johnson, TREASURER
Mary Jo Reilly, SECRETARY
Salvatore Faia, JD, CPA, CHIEF COMPLIANCE OFFICER

ADMINISTRATOR
Callahan Credit Union Financial Services Limited
   Liability Limited Partnership

INVESTMENT ADVISER
Goldman Sachs Asset Management, L.P.,
   an affiliate of Goldman, Sachs & Co.

ADMINISTRATIVE & FUND ACCOUNTING AGENT/TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.

DISTRIBUTOR
Callahan Financial Services, Inc.

INDEPENDENT AUDITOR
Ernst & Young LLP

ITEM 2.  CODE OF ETHICS.

     (a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics").

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its audit committee. Eugene A. O'Rourke is the "audit committee financial expert" and is "independent" (as each item is defined in Item 3 of Form N-CSR).

ITEM 4 - PRINCIPAL ACCOUNTANT FEES AND SERVICES FOR THE TRUST FOR CREDIT UNIONS:
         TABLE 1 - ITEMS 4(a) - 4(d).

                       2009      2008    DESCRIPTION OF SERVICES RENDERED
                     -------   -------   -----------------------------------------------
Audit Fees           $92,400   $88,000   Financial statement audits
Audit-Related Fees   $     0   $     0   Other attest services
Tax Fees             $25,200   $24,000   Tax compliance services provided in connection
                                         with the preparation and review of the
                                         registrant's tax returns
All Other Fees       $     0   $ 2,000   PWC services in connection with issuing consent
                                         on annual prospectus update.

TABLE 2 -- ITEMS 4(B), (C) & (D). NON-AUDIT SERVICES TO THE TRUST FOR CREDIT UNIONS' SERVICE AFFILIATES* THAT WERE PRE-APPROVED BY THE TRUST FOR CREDIT UNIONS' AUDIT COMMITTEE PURSUANT TO RULE 2-01(C)(7)(II) OF REGULATION S-X.

                     2009   2008   DESCRIPTION OF SERVICES RENDERED
                     ----   ----   --------------------------------
Audit-Related Fees    $0     $0
Tax Fees              $0     $0
All Other Fees        $0     $0

----------
* These include the adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant (hereinafter referred to as "service affiliates").

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES PROVIDED TO THE PORTFOLIOS OF THE TRUST FOR CREDIT UNIONS. The Audit and Non-Audit Services Pre-Approval Policy (the "Policy") adopted by the Audit Committee of the Trust for Credit Unions ("TCU") sets forth the procedures and the conditions pursuant to which services performed by the independent auditor for TCU may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission's rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     DE MINIMIS WAIVER. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditor during the fiscal year in which the services are provided; (2) such services were not recognized by TCU at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO TCU'S INVESTMENT ADVISER. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to TCU, the Audit Committee will pre-approve those non-audit services provided to TCU's investment adviser (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to TCU) where the engagement relates directly to the operations or financial reporting of TCU.

(e)(2) The percentage of services described in each of paragraphs (b) through
     (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

     0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by the Trust for Credit Unions' Audit Committee pursuant to the "de minimis" exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the Trust for Credit Unions' service affiliates listed in Table 2 were approved by the Trust for Credit Unions' Audit Committee pursuant to the "de minimis" exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $25,200 for the fiscal year ended August 31, 2009 and $26,000 for the fiscal year ended August 31, 2008.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
     (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Trust for Credit Unions


By (Signature and Title)* /s/ Charles W. Filson
                          ----------------------------------
                          Charles W. Filson, President
                          (principal executive officer)

Date October 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Charles W. Filson
                          ----------------------------------
                          Charles W. Filson, President
                          (principal executive officer)

Date October 29, 2009


By (Signature and Title)* /s/ Jay Johnson
                          ----------------------------------
                          Jay Johnson, Treasurer
                          (principal financial officer)

Date October 29, 2009

* Print the name and title of each signing officer under his or her signature.